Exhibit 1.01

Spartan Motors, Inc.

Conflict Minerals Report

For the Year Ended December 31, 2015

This report for the calendar year ended December 31, 2015, is presented to pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 (the "Rule"). The Rule was adopted by the Securities and Exchange Commission ("SEC") to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 ("Dodd-Frank Act"). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain tantalum, tin, tungsten or gold, which are necessary to the functionality or production of their products. The term "Conflict Minerals" is defined as columbite-tantalite (coltan), cassiterite, gold, wolframite, tantalum, tin, tungsten, and any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo (DRC) or an adjoining country. The term "3TG" is defined as tantalum, tin, tungsten and gold and their compounds.

If a registrant can establish that the 3TG in their supply chain originated from sources other than the Democratic Republic of the Congo or an adjoining country, as defined by the SEC (the "Covered Countries"), or from recycled and scrap sources, they must submit a Form SD which describes the Reasonable Country of Origin Inquiry ("RCOI") that the registrant completed.

If a registrant has reason to believe that any of the 3TG in their supply chain may have originated in the Covered Countries, or if they are unable to determine the country of origin of those conflict minerals, then the issuer must exercise due diligence on the conflict minerals' source and chain of custody. The registrant must annually submit a Conflict Minerals Report ("CMR") to the SEC that includes a description of those due diligence measures.

Company Overview

Spartan Motors, Inc. is a leading, niche market engineer and manufacturer in the heavy-duty, custom vehicles marketplace. Our operating activities are conducted through our wholly-owned operating subsidiary, Spartan Motors USA, Inc. (“Spartan USA”), with locations in Charlotte, Michigan; Brandon, South Dakota; Ephrata, Pennsylvania; Bristol and Wakarusa, Indiana; Kansas City, Missouri; and Saltillo, Mexico. Spartan USA was formerly known as Crimson Fire, Inc.

Our Charlotte, Michigan location manufactures heavy duty chassis and vehicles and supplies aftermarket parts and assemblies under the Spartan Chassis and Spartan ERV brand names. Our Brandon, South Dakota and Ephrata, Pennsylvania locations manufacture emergency response vehicles under the Spartan ERV brand name. Our Bristol and Wakarusa, Indiana locations manufacture delivery and service vehicles and supply related aftermarket parts and services under the Utilimaster brand name, while our Kansas City, Missouri and Saltillo, Mexico locations sell and install equipment used in delivery vehicles.

Conflict Minerals Policy

Spartan Motors and its subsidiaries endeavor to maintain the highest standards of ethical conduct and integrity in all areas of their business activities.

On August 22, 2012, the U.S. Securities and Exchange Commission adopted final rules to implement reporting and disclosure requirements related to "conflict minerals," as directed by the Dodd-Frank.

We are committed to working closely with our supply chain to ensure we fully comply with the requirements set forth in Section 1502 of the Dodd-Frank Act. We have implemented the Organization for Economic Co-operation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, and are utilizing the conflict minerals reporting template (CMRT) owned by the Conflict Free Sourcing Initiative (CFSI), for exercising due diligence within our supply chain.

We do not knowingly source any product containing Conflict Minerals and we continue work on our due diligence process in order to verify that the components we source do not contain Conflict Minerals. We have requested that our suppliers commit to responsible sourcing of 3TG used in the production of components supplied to us. We expect our suppliers to have in place policies and due diligence measures that will enable us to reasonably assure that products and components supplied to us containing 3TG are DRC conflict free. Our suppliers will be requested to perform due diligence to determine the source of any 3TG that are contained in the components that they supply to us. Our suppliers due diligence must include, where applicable, completion of the CFSI Conflict Minerals reporting CMRT.

Our conflict minerals policy is posted on our website at www.spartanmotors.com

RCOI & Due Diligence

Our due diligence measures have been designed to conform with the framework from the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and the related Supplements for Gold and for Tin, Tantalum and Tungsten ("OECD Guidance").

Supply Chain

We rely on our direct suppliers to provide information on the origin of the 3TG contained in components and materials supplied to us, including sources of 3TG that are supplied to them from lower tier suppliers. We have requested that our suppliers commit to responsible sourcing of conflict minerals used in the production of components supplied to us. Our suppliers have been requested to perform due diligence to determine the source of any conflict minerals that are contained in the components that they supply to us. Our suppliers' due diligence must include, where applicable, completion of the CMRT. The CMRT was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company's supply chain. It includes questions regarding a company's conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the CMRT contains questions about the origin of conflict minerals included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool is available on CFSI's website.

For the 2015 reporting year, all of our relevant suppliers were asked to complete the CMRT. This is a requirement set forth in all of our supplier contract agreements.

Due Diligence Process

We reviewed the components that are included in the specialty vehicles and chassis that we manufacture that could contain 3TG that is necessary to the functionality or production of our products. Our due diligence measures have been designed to conform with the framework in the OECD Guidance.

Step One: Establish Strong Company Management Systems

Internal Team

At our corporate level, we have a cross functional team and a third-party consulting subject matter expert working collaboratively to administer our program. This team is responsible for the corporate conflict minerals policy and providing support and instructions on the due diligence measures required to be followed for each of our divisions.

Supplier Engagement

With respect to the OECD requirement to strengthen engagement with suppliers, we have continued with our training program for our suppliers for the 2015 reporting by developing an instructional document that was provided to all of our suppliers. We will encourage our suppliers to share this information throughout the whole supply chain, all the way to the smelter level. Suppliers will continue to receive education and support from our business unit champions during the RCOI process and on an annual basis.

We have a robust supplier management plan for new and existing suppliers for Conflict Minerals. Existing suppliers must comply with Spartan’s quality manual and Spartan Terms and Conditions which includes Conflict Minerals reporting requirements. In addition, we provide annual education materials, supplier CMRT invitations and utilize a third party software & consulting Conflict Minerals platform (I-Point). Internal supplier management processes have also been updated to ensure supplier conformance and communication that include Conflict Minerals reporting requirements when a new supplier is selected. As part of the supplier approval process, new suppliers, unless exempt from Conflict Minerals reporting requirements, must provide a completed CMRT prior to being approved as a Spartan Motors supplier.

Spartan Motors provides education materials for suppliers on an annual basis to assist them with their conflict minerals reporting compliance. Compliance with all the criteria is dictated in the contract for all Spartan Motors suppliers.

Grievance Mechanism

Our website (www.Spartanmotors.com) contains a link to our conflict minerals policy page. Included with our conflict minerals policy on our website is a link that can be utilized to contact our Compliance Officer with concerns regarding our conflict minerals policy or our use of conflict minerals. It is the policy of Spartan Motors that any communications regarding our Code of Business Conduct and Compliance or Conflict Minerals received by our Chief Compliance Officer is submitted for review to our Board of Directors.

Step Two: Identify and Assess Risk in the Supply Chain

All of our relevant suppliers were identified for inclusion in our 2015 RCOI. We rely on these suppliers, whose components we believe may contain 3TG, to provide us with information about the source of Conflict Minerals, if any, contained in the components supplied to us. Our direct suppliers are similarly reliant upon information provided by their suppliers.

We will assess risk by reviewing the suppliers' answers provided in the CMRT for risk indicators that are identified though our third - party consulting Conflict Minerals platform (IPoint). Risk indicators identified from the CMRT reports are then communicated back to our suppliers for awareness and continuous improvement for future Conflict Minerals reporting requirements.

Step Three: Design and Implement a Strategy to Respond to Risks

Relevant suppliers are mandated to provide a CMRT for each reporting year. Supplier CMRTs are evaluated against a set list of data quality standards. Any discrepancies identified are logged in an online tool and sent back to the supplier for further investigation and corrective action.

Step Four: Carry Out Independent Third Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not typically have a direct relationship with 3TG smelters and refiners and do not perform or direct audits of these entities within our supply chain. We do track all smelters that have been audited via the Conflict Free Sourcing Initiative ("CFSI").

Step Five: Report on Supply Chain Due Diligence

We conducted a survey of those suppliers described above using the CMRT. The CMRT was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company's supply chain. It includes questions regarding a company's conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the CMRT contains questions about the origin of 3TG included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool is available on CFSI's website. The CMRT is being used by many companies in their due diligence processes related to conflict minerals.

The number of supplier responses has increased from the last reporting year due to the data quality standards we implemented and the education materials we distributed. It is our goal to continue to work with our suppliers to educate them on all the requirements so that we can have a marked improvement in response rate. For the 2015 reporting year, we received responses from 32 percent of all the suppliers surveyed which is an increase of 12% over 2014. The 2015 data collected included the names of 1,408 entities listed by our suppliers as smelters or refiners. 205 of these entities were identified as validated to be Conflict-Free by the CFSI versus 95 entities in 2014 which is a 54% increase over 2014. We compared these facilities to the CFSI list of smelters and where a supplier indicated that the facility was certified as Conflict-Free, we ensured that the name was listed by CFSI. The large majority of the responses received provided data at a company or divisional level or, as described above, were unable to specify the smelters or refiners used. With the exception of the suppliers described above, we are unable to determine whether any of the 3TG reported by our suppliers were contained in components or parts supplied to us or to validate that any of these smelters or refiners are actually in our supply chain. Requesting that our suppliers complete the CMRT regarding information about 3TG smelters and refiners in our supply chain represents the most reasonable effort we can make to determine the mines or locations of origin of the 3TG in our supply chain.

We are committed to this process and will continue to implement and improve our conflict minerals due diligence program. Based on the information obtained pursuant to our RCOI and the due diligence process, we do not have sufficient information to determine the country of origin of all of the 3TG used in our products; however, based on the information that was provided by the responding suppliers and otherwise obtained through our due diligence process, we believe that, to the extent reasonably determinable, the facilities that were used to process the 3TG contained in our products included the smelters and refiners listed below:

Smelter Name	Source of Smelter Identification Number	Metal	Smelter Country	Smelter Identification
ABC	Unknown	Gold	ALBANIA
Acade Noble Metal (Zhao Yuan) Corporation	Unknown	Gold	CHINA
Academy Precious Metals (China) Co., Ltd.	Unknown	Gold	CHINA
Advanced Chemical Company	CFSI	Gold	UNITED STATES	CID000015
Aida Chemical Industries Co., Ltd.	CFSI	Gold	JAPAN	CID000019
Aktobe	Unknown	Gold	KAZAKHSTAN
Aktyubinsk Copper Company TOO	CFSI	Gold	KAZAKHSTAN	CID000028
Al Etihad Gold Refinery DMCC	CFSI	Gold	UNITED ARAB EMIRATES	CID002560
Allgemeine Gold-und Silberscheideanstalt A.G.	CFSI	Gold	GERMANY	CID000035
Almalyk Mining and Metallurgical Complex (AMMC)	CFSI	Gold	UZBEKISTAN	CID000041
AngloGold Ashanti Córrego do Sítio Mineração	CFSI	Gold	BRAZIL	CID000058
Argor-Heraeus SA	CFSI	Gold	SWITZERLAND	CID000077
Asahi Pretec Corporation	CFSI	Gold	JAPAN	CID000082
Asahi Refining Canada Limited	CFSI	Gold	CANADA	CID000924
Asahi Refining USA Inc.	CFSI	Gold	UNITED STATES	CID000920
Asaka Riken Co., Ltd.	CFSI	Gold	JAPAN	CID000090
Asarco	Unknown	Gold	UNITED STATES
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	CFSI	Gold	TURKEY	CID000103
Atotech	Unknown	Gold	GERMANY
Audiua, Escardida	Unknown	Gold	CHILE
AURA-II	Unknown	Gold	UNITED STATES
Aurubis AG	CFSI	Gold	GERMANY	CID000113
Auston powder	Unknown	Gold	UNITED STATES
BALORE REFINERSGA	Unknown	Gold	INDIA
Bangalore Refinery (P) Ltd.	Unknown	Gold	INDIA
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	CFSI	Gold	PHILIPPINES	CID000128

Bangkok Assay	Unknown	Gold	THAILAND
Bank of Nova Scotia (LMBA)	Unknown	Gold	HONG KONG
Bank of Switzerland	Unknown	Gold	SWITZERLAND
Batu Hijau Gold/Copper Mining	Unknown	Gold	INDONESIA
Bauer Walser AG	CFSI	Gold	GERMANY	CID000141
BHP Billion	Unknown	Gold	CHILE
Boliden AB	CFSI	Gold	SWEDEN	CID000157
Boliden Bergsoe AB	Unknown	Gold	SWEDEN
bolin Co.Ltd.of xi'an Univ.of Arch.&Tech	Unknown	Gold	CHINA
Boston Metal	Unknown	Gold	KOREA, REPUBLIC OF
BRIGHT-E	Unknown	Gold	CHINA
C. Hafner GmbH + Co. KG	CFSI	Gold	GERMANY	CID000176
Caridad	CFSI	Gold	MEXICO	CID000180
CCR Refinery - Glencore Canada Corporation	CFSI	Gold	CANADA	CID000185
Cendres + Métaux SA	CFSI	Gold	SWITZERLAND	CID000189
Central Bank of the DPR of Korea	Unknown	Gold	KOREA, REPUBLIC OF
CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.	Unknown	Gold	CHINA
Changsanjiao Elc.	Unknown	Gold	CHINA
Changzhou Chemical Design Institute Limited	Unknown	Gold	CHINA
CHANGZHOU MING FENG HARD WARE CONNECTOR FACTORY	Unknown	Gold	CHINA
CHENGGONG TECHNOLOGY CO.,LTD.	Unknown	Gold	UZBEKISTAN
Cheong Hing	Unknown	Gold	HONG KONG
Chernan Technology co., ltd	Unknown	Gold	CHINA
Chi Golddeal	Unknown	Gold	CHINA
Chimet S.p.A.	CFSI	Gold	ITALY	CID000233
China Sino-Platinum Metals Co.,Ltd	Unknown	Gold	CHINA
China Gold International Resources Corp. Ltd	Unknown	Gold	CHINA
China Golddeal Investment Co., Ltd	Unknown	Gold	CHINA
China National Gold Group Corporation	Unknown	Gold	CHINA
China Nonferrous Metal Mining (Group) Co., Ltd.	Unknown	Gold	CHINA
China's nonferrous mining group co., LTD	Unknown	Gold	CHINA
Chinese Government	Unknown	Gold	CHINA
Chroma New Material Corp.	Unknown	Gold	TAIWAN
Chugai Mining	CFSI	Gold	JAPAN	CID000264
Chugaikogyo	Unknown	Gold	JAPAN
Codelco - Ventanas Smelter & Refinery	Unknown	Gold	CHILE
Colt Refining	Unknown	Gold	UNITED STATES
Cookson	Unknown	Gold	UNITED STATES
CORE PMG	Unknown	Gold	GERMANY
CRM	Unknown	Gold	BRAZIL
CS	Unknown	Gold	Switzerland
DA HONG	Unknown	Gold	TAIWAN
Daejin Indus Co., Ltd.	CFSI	Gold	KOREA, REPUBLIC OF	CID000328
DaeryongENC	Unknown	Gold	KOREA, REPUBLIC OF
Daye Non-Ferrous Metals Mining Ltd.	CFSI	Gold	CHINA	CID000343
Deep Rich Material Technology Co., Ltd.	Unknown	Gold	CHINA

Degussa	Unknown	Gold	GERMANY
DER KAE ENTERPRLSE.CO	Unknown	Gold	UZBEKISTAN
DODUCO GmbH	CFSI	Gold	GERMANY	CID000362
DONGGUAN SOLME HARDWARE.CO.,LTD	Unknown	Gold	CHINA
Dongguan Cameroon Chemical Materials Co., Ltd	Unknown	Gold	China
Dongguan City up another metal copper processing plant（東莞市塘廈再升五金銅材加工廠）	Unknown	Gold	CHINA
Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	Unknown	Gold	CHINA
Dongguan DongXu Metal Surface Co., Ltd.	Unknown	Gold	CHINA
DONGGUAN SOLME HARDWARE.CO.,LTD	Unknown	Gold	CHINA
Dongguan Standard Electronic Material.Co.,Ltd	Unknown	Gold	CHINA
DONGGUANG JINNJI PRECISION DIE MACHINE INC.	Unknown	Gold	CHINA
Dongguanshi Sutande Dianzi cailiao Co.,Ltd.	Unknown	Gold	CHINA
Dong-Wo Co., Ltd.	Unknown	Gold	CHINA
Dowa	CFSI	Gold	JAPAN	CID000401
DRW	Unknown	Gold	UNITED STATES
DSC (Do Sung Corporation)	CFSI	Gold	KOREA, REPUBLIC OF	CID000359
Dujinshui zhihuan fanying	Unknown	Gold	CHINA
DUOXIN	Unknown	Gold	CHINA
E-CHEM Enterprise Corp	Unknown	Gold	TAIWAN
Eco-System Recycling Co., Ltd.	CFSI	Gold	JAPAN	CID000425
Edison plating technology CO.,LTD	Unknown	Gold	CHINA
Eldorado Gold Corporation	Unknown	Gold	CHINA
electro metals	Unknown	Gold	UNITED STATES
Elemetal Refining, LLC	CFSI	Gold	UNITED STATES	CID001322
Emirates Gold DMCC	CFSI	Gold	UNITED ARAB EMIRATES	CID002561
Engelhard London	Unknown	Gold	UNITED KINGDOM
Enthone	Unknown	Gold	UNITED STATES
ERCEI	Unknown	Gold	FRANCE
ESG Edelmetallservice GmbH & Co. KG	Unknown	Gold	GERMANY
Faggi Enrico S.p.A.	CFSI	Gold	ITALY	CID002355
Ferro Corporation	Unknown	Gold	UNITED STATES
Fidelity Printers and Refiners Ltd.	CFSI	Gold	ZIMBABWE	CID002515
Foxconn Technology Group	Unknown	Gold	TAIWAN
Furukawa Electric	Unknown	Gold	JAPAN
G.L.D	Unknown	Gold	KOREA, REPUBLIC OF
Gansu Seemine Material Hi-Tech Co., Ltd.	CFSI	Gold	CHINA	CID000522
Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	Unknown	Gold	CHINA
Geib Refining Corporation	CFSI	Gold	UNITED STATES	CID002459
Gold and Siver Refining Strokes Ltd.	Unknown	Gold	CHINA
Gold Bell Group	Unknown	Gold	CHINA
Gold Refinery of Guangdong Gaoyao Hetai Gold Mine	Unknown	Gold	CHINA
Gold Shousha	Unknown	Gold	JAPAN
Gold trading company, Ltd.	Unknown	Gold	CHINA
gong an ju	Unknown	Gold	CHINA
Great Wall Precious Metals Co., Ltd. of CBPM	CFSI	Gold	CHINA	CID001909

Guandong Jinding Material Co. Ltd.	Unknown	Gold	CHINA
GUANGDONG HUA JIAN TRADE DO.,LTD	Unknown	Gold	CHINA
Guangdong Jinding Gold Limited	CFSI	Gold	CHINA	CID002312
Guangdong macro jin precious metal smelting plant	Unknown	Gold	CHINA
Guangdong MingFa Precious Metal Co.,Ltd	Unknown	Gold	CHINA
Guangdong Province Jinding Materials CO Ltd(Suzhou Xingrui Noble)	Unknown	Gold	CHINA
GuangZHou Jin Ding	Unknown	Gold	CHINA
Guangzhou King's high-tech materials	Unknown	Gold	CHINA
GUANGZHOUHANYUAN ELECTRONIC TECH.CO.LTD	Unknown	Gold	CHINA
Guixi Smelter	Unknown	Gold	CHINA
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CFSI	Gold	CHINA	CID000651
GUSU PlATING Co.,Led.	Unknown	Gold	CHINA
GWO CHERN INDUSTRIAL CO., LTD.	Unknown	Gold	TAIWAN
H. Drijfhout & Zoon-Amsterdam-Melters	Unknown	Gold	NETHERLANDS
HAI RONG METAL PRODUCTS LTD.	Unknown	Gold	CHINA
Hang Seng Technology	Unknown	Gold	CHINA
Hang Technology	Unknown	Gold	CHINA
Hangzhou Fuchunjiang Smelting Co., Ltd.	CFSI	Gold	CHINA	CID000671
Hanhua jinshu	Unknown	Gold	CHINA
Hareus Ltd . Hongkong	Unknown	Gold	CHINA
Harima Smelter	Unknown	Gold	JAPAN
Harmony Gold Refinery	Unknown	Gold	SOUTH AFRICA
Hawkins Inc	Unknown	Gold	UNITED STATES
HE NAN SAN MEN XIA GOLD SMELTING PLANT	Unknown	Gold	CHINA
Heesung Catalysts	Unknown	Gold	KOREA, REPUBLIC OF
Heimerdinger	Unknown	Gold	GERMANY
Heimerle + Meule GmbH	CFSI	Gold	GERMANY	CID000694
Henan Ling Bao Jin Kuan	Unknown	Gold	CHINA
henan middle plain smelt	Unknown	Gold	CHINA
HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.	Unknown	Gold	CHINA
Henan Province Sanmenxia City Gold Smelter	Unknown	Gold	CHINA
Henan San Men Xia	Unknown	Gold	CHINA
HENAN SANMENXIA LINGBAO CITY JINYUAN MINING INDUSTRY CO., LTD.	Unknown	Gold	CHINA
Henan Yuguang Gold & Lead Co., Ltd.	Unknown	Gold	CHINA
Heraeus Ltd. Hong Kong	CFSI	Gold	CHINA	CID000707
Heraeus Precious Metals GmbH & Co. KG	CFSI	Gold	GERMANY	CID000711
HERA-KOREA	Unknown	Gold	KOREA, REPUBLIC OF
Hisikari Mine	Unknown	Gold	JAPAN
HMG	Unknown	Gold	GERMANY
HON HAI PRECISION IN	Unknown	Gold	TAIWAN
Hon Shen Co. Ltd	Unknown	Gold	CHINA
Hong Da qiu	Unknown	Gold	CHINA
Honorable Hardware Craft Product Limited Company	Unknown	Gold	CHINA

Hop Hing electroplating factory Zhejiang	Unknown	Gold	CHINA
HuizhouBaoyuhua Electronics CO.,LTD	Unknown	Gold	CHINA
Hunan Chenzhou Mining Co., Ltd.	CFSI	Gold	CHINA	CID000767
Hutti Gold Mines Co.	Unknown	Gold	INDIA
Hwasung CJ Co., Ltd.	CFSI	Gold	KOREA, REPUBLIC OF	CID000778
ICBC	Unknown	Gold	CHINA
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CFSI	Gold	CHINA	CID000801
inovan gmbh	Unknown	Gold	GERMANY
Ishifuku kinzoku kougyo souka kojyo	Unknown	Gold	JAPAN
Ishifuku Metal Industry Co., Ltd.	CFSI	Gold	JAPAN	CID000807
ISLAND GOLD REFINERY	Unknown	Gold	CHINA
Istanbul Gold Refinery	CFSI	Gold	TURKEY	CID000814
Japan Mint	CFSI	Gold	JAPAN	CID000823
Japan pure chemical Co.,Ltd.	Unknown	Gold	JAPAN
Jhonson Mattehey	Unknown	Gold	UNITED STATES
Jia Lung Corp	Unknown	Gold	TAIWAN
Jiangsu Sue large special chemical reagent Co., LTD	Unknown	Gold	CHINA
Jiangxi Copper Company Limited	CFSI	Gold	CHINA	CID000855
Jie sheng	Unknown	Gold	CHINA
Jin Dong Heng	Unknown	Gold	CHINA
Jin Jinyin refining company limited	Unknown	Gold	CHINA
JinBao Electronic Co.,Ltd.	Unknown	Gold	CHINA
Jinchang Gold Mine	Unknown	Gold	CHINA
Jinfeng Gold Mine Smelter	Unknown	Gold	China
jinlong copper C0.,LTD	Unknown	Gold	CHINA
JIX Nippon Mining & Metals Co. Ltd.	Unknown	Gold	JAPAN
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	CFSI	Gold	RUSSIAN FEDERATION	CID000927
JSC Uralelectromed	CFSI	Gold	RUSSIAN FEDERATION	CID000929
JX Nippon Mining & Metals Co., Ltd.	CFSI	Gold	JAPAN	CID000937
K.A Rasmussen as	Unknown	Gold	NORWAY
Kai Unita Trade Limited Liability Company	Unknown	Gold	CHINA
Kaloti Precious Metals	CFSI	Gold	UNITED ARAB EMIRATES	CID002563
Kanfort Industrial (Yantai) Co. Ltd.	Unknown	Gold	CHINA
Kangqiang Electronics Co.Ltd.	Unknown	Gold	CHINA
Kazakhmys Smelting LLC	CFSI	Gold	KAZAKHSTAN	CID000956
Kazzinc	CFSI	Gold	KAZAKHSTAN	CID000957
Kee Shing	Unknown	Gold	CHINA
Kennecott Utah Copper LLC	CFSI	Gold	UNITED STATES	CID000969
KGHM Polska Mied● Spó³ka Akcyjna	CFSI	Gold	POLAND	CID002511
Kojima Chemicals Co., Ltd.	CFSI	Gold	JAPAN	CID000981
Korea Metal Co., Ltd.	CFSI	Gold	KOREA, REPUBLIC OF	CID000988
Korea Zinc Co. Ltd.	CFSI	Gold	KOREA, REPUBLIC OF	CID002605
Kosak Seiren	Unknown	Gold	JAPAN
Kovohut“ Pøíbram	Unknown	Gold	CZECH REPUBLIC
Kuan Shuo Ind. Co., Ltd.	Unknown	Gold	TAIWAN
Kunshan Jinli Chemical Industry Reagents Co Ltd.	Unknown	Gold	CHINA
KYOCERA	Unknown	Gold	JAPAN

Kyrgyzaltyn JSC	CFSI	Gold	KYRGYZSTAN	CID001029
L' azurde Company For Jewelry	CFSI	Gold	SAUDI ARABIA
La Caridad Mine	Unknown	Gold	MEXICO
Laizhou,Shandong	Unknown	Gold	CHINA
Lee Iken	Unknown	Gold	SWITZERLAND
LG-Nikko	Unknown	Gold	KOREA, REPUBLIC OF
lianqi plating Ltd	Unknown	Gold	TAIWAN
LiBaoJia	Unknown	Gold	CHINA
Lifu Precious Metals company limited	Unknown	Gold	CHINA
Lingbao Gold Company Limited	CFSI	Gold	CHINA	CID001056
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CFSI	Gold	CHINA	CID001058
LINXENS	Unknown	Gold	FRANCE
LITTELFUSE	Unknown	Gold	UNITED STATES
LS Nikko and Perth Mint	Unknown	Gold	KOREA, REPUBLIC OF
LS-NIKKO Copper Inc.	CFSI	Gold	KOREA, REPUBLIC OF	CID001078
Luo men ha si	Unknown	Gold	CHINA
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CFSI	Gold	CHINA	CID001093
macderlun	Unknown	Gold	CHINA
Maite Long	Unknown	Gold	CHINA
Malaysian Electronics Materials Sdn Bhd	Unknown	Gold	MALAYSIA
Material Technology Co., Ltd. Shenzhen Fu Chun	Unknown	Gold	CHINA
Materion	CFSI	Gold	UNITED STATES	CID001113
Matsuda Sangyo Co., Ltd.	CFSI	Gold	JAPAN	CID001119
Mead Metals	Unknown	Gold	UNITED STATES
Meta low Technologies Japan , Ltd.	Unknown	Gold	JAPAN
Metahub Industries Sdn. Bhd.	CFSI	Gold	MALAYSIA	CID002821
Metalli Preziosi S.p.A.	Unknown	Gold	ITALY
Metalor Technologies (Hong Kong) Ltd.	CFSI	Gold	CHINA	CID001149
Metalor Technologies (Singapore) Pte., Ltd.	CFSI	Gold	SINGAPORE	CID001152
Metalor Technologies (Suzhou) Ltd.	CFSI	Gold	CHINA	CID001147
Metalor Technologies SA	CFSI	Gold	SWITZERLAND	CID001153
Metalor USA Refining Corporation	CFSI	Gold	UNITED STATES	CID001157
METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	CFSI	Gold	MEXICO	CID001161
Metaor Technologies SA	Unknown	Gold	SWITZERLAND
METAÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	Unknown	Gold	MEXICO
Meterion	Unknown	Gold	UNITED STATES
Mitsubishi Materials Corporation	CFSI	Gold	JAPAN	CID001188
Mitsui Mining and Smelting Co., Ltd.	CFSI	Gold	JAPAN	CID001193
MK Electron	Unknown	Gold	AUSTRALIA
MMTC-PAMP India Pvt., Ltd.	CFSI	Gold	INDIA	CID002509
Monopoly Ltd. Zhuhai toxic materials	Unknown	Gold	CHINA
Mori silver	Unknown	Gold	JAPAN
Morigin Company	Unknown	Gold	JAPAN
Morris and Watson	CFSI	Gold	NEW ZEALAND	CID002282
Moscow Special Alloys Processing Plant	CFSI	Gold	RUSSIAN FEDERATION	CID001204
MPF	Unknown	Gold	FRANCE
N.E.Chemcat Corporation	Unknown	Gold	JAPAN

Nadir Metal Rafineri San. Ve Tic. A.ª.	CFSI	Gold	TURKEY	CID001220
Nanchang Cemeted Carbide Limited Liability Company	Unknown	Gold	CHINA
NANCHUANGSHENGHUA NON-FERROUS MEATAL	Unknown	Gold	CHINA
Natsuda Sangyo Co., Ltd	Unknown	Gold	JAPAN
Navoi Mining and Metallurgical Combinat	CFSI	Gold	UZBEKISTAN	CID001236
Neomax Hitachi	Unknown	Gold	JAPAN
Nihama Nickel Refinery	Unknown	Gold	JAPAN
Nihon Material Co., Ltd.	CFSI	Gold	JAPAN	CID001259
Nihon Superior Co., Ltd.	Unknown	Gold	JAPAN
Niihama Toyo Smelter & Refinery	Unknown	Gold	JAPAN
Ningbo Kangqiang	Unknown	Gold	China
Ningbo Yinzhou Ningbo of precious metal recycling plant	Unknown	Gold	CHINA
Nippon Micrometal Corporation	Unknown	Gold	JAPAN
Nishihara Science and Engineering	Unknown	Gold	JAPAN
Nisshin Chemical Co., Ltd.	Unknown	Gold	JAPAN
NISSIN KASEI CO., LTD	Unknown	Gold	JAPAN
Nittesu Mining Co., Ltd	Unknown	Gold	JAPAN
NMC	Unknown	Gold	PHILIPPINES
Nohon Material Corporation	Unknown	Gold	JAPAN
NORSUN CIRCUITED ENTERPRISE CO., LTD	Unknown	Gold	CHINA
Novosibirsk	Unknown	Gold	RUSSIAN FEDERATION
Nyrstar Metal	Unknown	Gold	AUSTRALIA
OGM	Unknown	Gold	SINGAPORE
√gussa √sterreichische Gold- und Silber-Scheideanstalt GmbH	CFSI	Gold	AUSTRIA	CID002779
Ohura Precious Metal Industry Co., Ltd.	CFSI	Gold	JAPAN	CID001325
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	CFSI	Gold	RUSSIAN FEDERATION	CID001326
OJSC Kolyma Refinery	CFSI	Gold	RUSSIAN FEDERATION	CID001328
OJSC Novosibirsk Refinery	CFSI	Gold	RUSSIAN FEDERATION	CID000493
OMG ELECTROCHEMICALS	Unknown	Gold	UNITED STATES
OMG GALVANOTECHNIK	Unknown	Gold	GERMANY
Orelec	Unknown	Gold	France
PAMP SA	CFSI	Gold	SWITZERLAND	CID001352
Pan-billed traffic Copper Co., Ltd.	Unknown	Gold	JAPAN
Penglai Penggang Gold Industry Co., Ltd.	CFSI	Gold	CHINA	CID001362
Philippine Associated Smelting and Refining Corporation	Unknown	Gold	PHILIPPINES
PJ-USA	Unknown	Gold	AMERICAN SAMOA
PM Sales Inc.	Unknown	Gold	UNITED STATES
Pogo Gold Mining	Unknown	Gold	UNITED STATES
Power and Signal a distributor of Delphi Automotive (Power and Signal term	Unknown	Gold	BRAZIL
PRECIOUS METAL SALES CORP.	Unknown	Gold	UNITED STATES
Prioksky Plant of Non-Ferrous Metals	CFSI	Gold	RUSSIAN FEDERATION	CID001386
PT Aneka Tambang (Persero) Tbk	CFSI	Gold	INDONESIA	CID001397
PT Yinchendo Mining Industry	Unknown	Gold	INDONESIA
PX Précinox SA	CFSI	Gold	SWITZERLAND	CID001498
Rand Refinery (Pty) Ltd.	CFSI	Gold	SOUTH AFRICA	CID001512
Realized the enterprise co., ltd.	Unknown	Gold	CHINA

Remondis Argentia	Unknown	Gold	NETHERLANDS
Republic Metals Corporation	CFSI	Gold	UNITED STATES	CID002510
Rohm & Haas Elec. Mat'ls	Unknown	Gold	SINGAPORE
Rongda	Unknown	Gold	CHINA
Royal Canadian Mint	CFSI	Gold	CANADA	CID001534
rui sheng	Unknown	Gold	INDONESIA
SAAMP	CFSI	Gold	FRANCE	CID002761
Sabin Metal Corp.	CFSI	Gold	UNITED STATES	CID001546
SAFIMET SPA	Unknown	Gold	ITALY
Samduck Precious Metals	CFSI	Gold	KOREA, REPUBLIC OF	CID001555
Samhwa non-ferrorus Metal Ind., Co., Ltd.	Unknown	Gold	KOREA, REPUBLIC OF
Samsung_LS-Nikko Copper Inc.	Unknown	Gold	KOREA, REPUBLIC OF
Samwon Metal	Unknown	Gold	KOREA, REPUBLIC OF
SAMWON Metals Corp.	CFSI	Gold	KOREA, REPUBLIC OF	CID001562
Sandong zhao jin bullion refinery ltd.	Unknown	Gold	CHINA
Sanmenxia hang seng science and technology, research and development Co.,	Unknown	Gold	CHINA
SAXONIA Edelmetalle GmbH	CFSI	Gold	GERMANY	CID002777
Schloetter Co Ltd	Unknown	Gold	GERMANY
Schone Edelmetaal B.V.	CFSI	Gold	NETHERLANDS	CID001573
SCHOOT	Unknown	Gold	GERMANY
Scotia Mocatta	Unknown	Gold	HONG KONG
SD Gold	Unknown	Gold	UNITED STATES
SEMPSA Joyería Platería SA	CFSI	Gold	SPAIN	CID001585
Sen Silver	Unknown	Gold	JAPAN
SENDANEX CHEMICAL INDUSTRY & RICHEMAX INTERNATIONAL CO.,LTD	Unknown	Gold	TAIWAN
SENJU METAL INDUSTRY CO.,LTD.	Unknown	Gold	JAPAN
Sewon Korea	Unknown	Gold	KOREA, REPUBLIC OF
SGE (Shanghai Gold exchange) - Gold transaction authorities in China	Unknown	Gold	CHINA
shan dong huang jin kuang ye	Unknown	Gold	CHINA
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	Unknown	Gold	CHINA
Shandon Jin Jinyin Refining Limited	Unknown	Gold	CHINA
SHANDONG GOLD GROUP CO.,LTD.	Unknown	Gold	CHINA
Shandong GUODA gold CO.,LTD.	Unknown	Gold	CHINA
Shandong Hengbang Smelter Co.,ltd	Unknown	Gold	CHINA
shandong huangin	Unknown	Gold	CHINA
Shandong Humon Smelting Co., Ltd.	Unknown	Gold	CHINA
Shandong Jun Mai Fu	Unknown	Gold	CHINA
Shandong penglai gold smelter	Unknown	Gold	CHINA
Shandong Tiancheng Biological Gold Industrial Co. Ltd	Unknown	Gold	CHINA
Shandong yantai recruit JinLi vice Co.,LTD	Unknown	Gold	CHINA
Shandong zhao jin jituan youxian gongsi	Unknown	Gold	CHINA
Shandong Zhaoyuan	Unknown	Gold	CHINA
Shang Hai Gold Exchange	Unknown	Gold	CHINA
SHANGDONG GOLD MINING (LAIZHOU)	Unknown	Gold	CHINA
Shangdong Zhaojin Gold & Silver Refinery Co. Ltd.	Unknown	Gold	CHINA

shangdong Zhaojin Group Zhaoyuan Gold Refining Co., Ltd.	Unknown	Gold	CHINA
Shangdong zhaoyuanzhaojin Company	Unknown	Gold	CHINA
ShangDongZhaoJinLiFu noble metal CO.,LTD.	Unknown	Gold	CHINA
Shanghai Dashou Electronics Co.,Ltd	Unknown	Gold	CHINA
Shanghai Gold Bourse	Unknown	Gold	CHINA
Shanghai Jinsha Shiye Co.,Ltd.	Unknown	Gold	CHINA
Shanghai Kyocera Electronics Co., Ltd.	Unknown	Gold	CHINA
ShangHai YueQiang Metal Products Co., LTD	Unknown	Gold	CHINA
SHANGHI GOLD EXCHANGE	Unknown	Gold	CHINA
Share zhaojin mining industry co., LTD	Unknown	Gold	CHINA
Shen Mao Solder(m)Sdn Bhd	Unknown	Gold	MALAYSIA
Shen Zhen Thousand Island Ltd.	Unknown	Gold	CHINA
SHENGYI TECHNOLOGY.CO.,LTD	Unknown	Gold	AUSTRALIA
Shenxhen Tiancheng Chemical Co Ltd	Unknown	Gold	CHINA
Shenzhen baoan district public security bureau	Unknown	Gold	CHINA
Shenzhen Fu Chun Company	Unknown	Gold	CHINA
SHENZHEN FUJUN MATERIAL TECHNOLOGY CO,LTD	Unknown	Gold	CHINA
Shenzhen hao hardware plastic co., LTD	Unknown	Gold	CHINA
Shenzhen Heng Zhong Industry Co.,Ltd.	Unknown	Gold	CHINA
Shenzhen Hua Ao Surface Treatment Technology Co., Ltd.	Unknown	Gold	CHINA
Shenzhen Jinjunwei Resource Comprehensive Development Co., Ltd	Unknown	Gold	CHINA
SHENZHEN KURIL METAL COMPANY	Unknown	Gold	CHINA
SHENZHEN LIANFENG HARDWARE PLASTIC CO.,LTD-TIANLIANG PLATING FACTORY?	Unknown	Gold	CHINA
ShenZhen Thousand Island Ltd.	Unknown	Gold	CHINA
SHENZHEN TIANCHENG CHEMICAL CO LTD	Unknown	Gold	CHINA
ShenZhen urban pubic bureau of China	Unknown	Gold	CHINA
SHENZHEN ZHENGTIIANWEI TECHNDLOGZES.CO.LIMITED	Unknown	Gold	CHINA
Shenzhen Zhonghenglong Real Industry Co., Ltd.	Unknown	Gold	CHINA
Shi Fu Metal Industrial	Unknown	Gold	JAPAN
Shindong-a	Unknown	Gold	KOREA, REPUBLIC OF
SHINKO ELECTRIC INDUSTRIES CO.,LTD.	Unknown	Gold	JAPAN
Shogini Technoarts Pvt Ltd	Unknown	Gold	INDIA
Sichuan Tianze Precious Metals Co., Ltd.	CFSI	Gold	CHINA	CID001736
Singway Technologies	Unknown	Gold	TAIWAN
Singway Technology Co., Ltd.	CFSI	Gold	TAIWAN	CID002516
Smitomo Hisikari Mine	Unknown	Gold	JAPAN
So Accurate Group, Inc.	CFSI	Gold	UNITED STATES	CID001754
SOE Shyolkovsky Factory of Secondary Precious Metals	CFSI	Gold	RUSSIAN FEDERATION	CID001756
Sojitz	Unknown	Gold	JAPAN
Soka Plant	Unknown	Gold	JAPAN
Solar Applied Materials Technology Corp.	CFSI	Gold	TAIWAN	CID001761

Solartech	CFSI	Gold	CHINA
Solor	Unknown	Gold	TAIWAN
Soochow University	Unknown	Gold	CHINA
Southern Copper Corporation - Grupo Mexico	Unknown	Gold	MEXICO
Souzhou XingRui Noble	Unknown	Gold	CHINA
St. chemical industrial raw material line	Unknown	Gold	TAIWAN
Standard Bank	Unknown	Gold	HONG KONG
Stender Electronic Materials Co., Ltd.	Unknown	Gold	CHINA
Strain DS Force Shop	Unknown	Gold	JAPAN
Substrate	Unknown	Gold	CHINA
Sudan Gold Refinery	CFSI	Gold	SUDAN	CID002567
Sumisho	Unknown	Gold	JAPAN
SUMITOMO METAL MINING	Unknown	Gold	JAPAN
Sumitomo Metal Mining Co., Ltd.	CFSI	Gold	JAPAN	CID001798
Suntain	Unknown	Gold	TAIWAN
Super Dragon Technology Co., Ltd	Unknown	Gold	CHINA
Suzhou Industrial Park in China	Unknown	Gold	CHINA
SuZhou ShenChuang recycling Ltd.	Unknown	Gold	CHINA
Suzhou University Special Chemical Reagent Industry Co.	Unknown	Gold	CHINA
Suzhou Xingrui Noble	Unknown	Gold	CHINA
Suzuki Kikinzoku Kako K.K.	Unknown	Gold	JAPAN
T.C.A S.p.A	CFSI	Gold	ITALY	CID002580
Tai zhou chang san Jiao electron Co.,Ltd	Unknown	Gold	CHINA
Taicang City Nancang Metal Meterial Co.,Ltd	Unknown	Gold	CHINA
Taipeng	Unknown	Gold	SWITZERLAND
Taiwan Sumiko Material Co., Ltd	Unknown	Gold	TAIWAN
Taizhou Chang San Jiao Electric Company	Unknown	Gold	CHINA
TAIZHOU CITY LONG TRIANGLE ELECTRONICS CO.,LTD.	Unknown	Gold	CHINA
Tai'zhou City Yangtze River Delta Electron Ltd.	Unknown	Gold	CHINA
Taizhou Delta Eectronics Co., Ltd.	Unknown	Gold	CHINA
TAIZHOU MAYOR RIVER ELECTRON LIMITED COMPANY.	Unknown	Gold	CHINA
TAIZHOU YANGTZE RIVER DELTA ELECTRONIC CO.,LTD	Unknown	Gold	CHINA
Taizhouchang San Jiao electric Company	Unknown	Gold	CHINA
Talcang City Nankang Metal Materila Co., Ltd	Unknown	Gold	CHINA
Tanaka Kikinzoku Kogyo K.K.	CFSI	Gold	JAPAN	CID001875
Technic Inc	Unknown	Gold	UNITED STATES
The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	Unknown	Gold	CHINA
The Hutti Gold Company	Unknown	Gold	INDIA
THE HUTTI GOLD MINES CO.,LTD.	Unknown	Gold	INDIA
The Refinery of Shandong Gold Mining Co., Ltd.	CFSI	Gold	CHINA	CID001916
The trade of Tanaka Precious Metals	Unknown	Gold	JAPAN
Tian Cheng	Unknown	Gold	CHINA
Tokuriki Honten Co., Ltd.	CFSI	Gold	JAPAN	CID001938
Tong Ling Jin Dian electrical	Unknown	Gold	CHINA

Tongling Nonferrous Metals Group Co., Ltd.	CFSI	Gold	CHINA	CID001947
Torecom	CFSI	Gold	KOREA, REPUBLIC OF	CID001955
Toyo Smelter & Refinery of Sumitomo Metal Mining Co.,Ltd	Unknown	Gold	JAPAN
Tsai Brother industries	Unknown	Gold	TAIWAN
tsuda Sangyo Co., Ltd	Unknown	Gold	JAPAN
UBS AG	Unknown	Gold	SWITZERLAND
Umicore Brasil Ltda.	CFSI	Gold	BRAZIL	CID001977
Umicore Precious Metals Thailand	CFSI	Gold	THAILAND	CID002314
Uniforce Metal Industrial Corp	Unknown	Gold	HONG KONG
United Precious Metal Refining, Inc.	CFSI	Gold	UNITED STATES	CID001993
United Refining	Unknown	Gold	UNITED STATES
Univertical International (Suzhou) Company	Unknown	Gold	CHINA
UYEMURA	Unknown	Gold	UNITED STATES
Valcambi SA	CFSI	Gold	SWITZERLAND	CID002003
Viagra Di precious metals (Zhaoyuan) Co., Ltd.	Unknown	Gold	CHINA
WAM Technologies Taiwan Co.,Ltd.	Unknown	Gold	TAIWAN
WANG TING	Unknown	Gold	HONG KONG
WATANABE ELECTRIC	Unknown	Gold	JAPAN
Western Australian Mint trading as The Perth Mint	CFSI	Gold	AUSTRALIA	CID002030
WIELAND Edelmetalle GmbH	CFSI	Gold	GERMANY	CID002778
WIELAND METALS SHANGHAI LTD.	Unknown	Gold	CHINA
Williams Bufalo	Unknown	Gold	UNITED STATES
Worldtop	Unknown	Gold	KOREA, REPUBLIC OF
Wuxi Middle Treasure Materials	Unknown	Gold	CHINA
wuxi yunxi	Unknown	Gold	CHINA
Wuzhong Group	Unknown	Gold	CHINA
Xiamen Golden Egret Special Alloy Co. Ltd.	Unknown	Gold	CHINA
Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	Unknown	Gold	CHINA
Xiamen JInbo Metal Co., Ltd.	Unknown	Gold	CHINA
Xiamen Police Station	Unknown	Gold	CHINA
XinYe Co. Ltd	Unknown	Gold	CHINA
Xstrata Canada Corporation	Unknown	Gold	CANADA
YAITAI,SHANDONG RECRUITS THE INCORPORATED COMPANY OF THE GOLD LI BLESSING	Unknown	Gold	CHINA
Yamamoto Precious Metal Co., Ltd.	CFSI	Gold	JAPAN	CID002100
Yamato Denki Ind. Co., Ltd.	Unknown	Gold	JAPAN
YangTai Zhaojin Kanfort Precious Metals Co., Ltd	Unknown	Gold	CHINA
Yangzhou Genesis	Unknown	Gold	CHINA
Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	Unknown	Gold	CHINA
Yantai Kanfort Metal Co., Ltd.	Unknown	Gold	CHINA
Yantai Kanfort Pioneer Metals Corporation	Unknown	Gold	CHINA
Yantai recruit Jin Lifu precious metals co., LTD	Unknown	Gold	CHINA
Yantai Zhaojin Kanfort Precious Metals Co., Ltd	Unknown	Gold	CHINA
YANTAI ZHAOJIN LAI FUK PRCIOUS METALS,LTD	Unknown	Gold	CHINA
Yantai Zhaojin Lifu Precious Metals	Unknown	Gold	TAIWAN

Yantai Zhaojin Precious Metals Co., Ltd.	Unknown	Gold	CHINA
Yantai Zhaojinlifu Expensive Metal Co. LTD	Unknown	Gold	CHINA
Yantai Zhaojinlufu	Unknown	Gold	CHINA
Yokohama Metal Co., Ltd.	CFSI	Gold	JAPAN	CID002129
Yoo Chang Metal	Unknown	Gold	CHINA
Yuh-Cheng Material Corporation	Unknown	Gold	CHINA
Yunnan Copper Industry Co., Ltd.	CFSI	Gold	CHINA	CID000197
Yunnan Metallurgical	Unknown	Gold	CHINA
zhao jin mining Industry Co.'Ltd	Unknown	Gold	CHINA
Zhao yuan gold smelter of ZhongJin gold corporation	Unknown	Gold	CHINA
Zhaojin Gold Argentine refining company limited	Unknown	Gold	CHINA
Zhaojin Gold&Silver Refinery Co., Ltd.	Unknown	Gold	CHINA
Zhaojin Group co., ltd	Unknown	Gold	CHINA
Zhaojin Lai Fuk Precious Metals Limited	Unknown	Gold	CHINA
ZhaoJin Mining Industry Co.,Ltd.	Unknown	Gold	CHINA
Zhaojin refining	Unknown	Gold	CHINA
zhaojin,zhaoyuan,Shandong	Unknown	Gold	CHINA
zhaojinjinyinyelian	Unknown	Gold	CHINA
Zhaojun Maifu	Unknown	Gold	CHINA
Zhaoyuan City, Shandong Province	Unknown	Gold	CHINA
Zhaoyuan Gold mine	Unknown	Gold	CHINA
Zhaoyuan Li Fu Industrial	Unknown	Gold	CHINA
ZHAOYUAN LIFUSHIYE Co., Ltd	Unknown	Gold	CHINA
zhaoyuan zhaojin,shandong,China	Unknown	Gold	CHINA
Zhapjin Mining Industry Co. Ltd	Unknown	Gold	CHINA
Zhe Jiang Guang Yuan Noble Maetal Smelting Factory	Unknown	Gold	CHINA
Zhejiang suijin	Unknown	Gold	CHINA
Zhongkuang Gold Industry Co., Ltd.	Unknown	Gold	CHINA
ZHONGSHAN HYPER-TOXIC SUBSTANCE.MORWPOLICED.CO.LTD	Unknown	Gold	CHINA
Zhongshan poison material monopoly company	Unknown	Gold	CHINA
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CFSI	Gold	CHINA	CID002224
Zhonshan Public Security Bureau Guangdong	Unknown	Gold	CHINA
Zi Jin Yinhui gold smelters in Luoyang	Unknown	Gold	CHINA
Zijin Mining Group Co., Ltd. Gold Refinery	CFSI	Gold	CHINA	CID002243
A&M Minerals Ltd.	Unknown	Tantalum	UNITED KINGDOM
AGL	Unknown	Tantalum	UNITED STATES
AMG Advanced Metallurgical Group	Unknown	Tantalum	BRAZIL
ANHUI HERRMAN IMPEX CO., LTD	Unknown	Tantalum	CHINA
Arroz Corporation.	Unknown	Tantalum	JAPAN
Avon Specialty Metals Ltd	CFSI	Tantalum	UNITED KINGDOM	CID002705
B√HLER Schmiedetechn	Unknown	Tantalum	AUSTRIA
Buss & Buss	Unknown	Tantalum	GERMANY
Chaina Shenzhen Morgan Sputtering Targets &	Unknown	Tantalum	CHINA
Changsha South Tantalum Niobium Co., Ltd.	CFSI	Tantalum	CHINA	CID000211

China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	Unknown	Tantalum	CHINA
China National Nonfe	Unknown	Tantalum	CHINA
China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	Unknown	Tantalum	CHINA
Companhia Industrial Fluminense	Unknown	Tantalum	BRAZIL
Conghua Tantalum and Niobium Smeltry	CFSI	Tantalum	CHINA	CID000291
D Block Metals, LLC	CFSI	Tantalum	UNITED STATES	CID002504
DAIDO STEEL	Unknown	Tantalum	JAPAN
Designed Alloy Produ	Unknown	Tantalum	UNITED STATES
Duoluoshan	CFSI	Tantalum	CHINA	CID000410
E. MA TA PHUT, THAILAND	Unknown	Tantalum	THAILAND
Ethiopian Minerals Development Share Co.	Unknown	Tantalum	ETHIOPIA
Exotech Inc.	CFSI	Tantalum	UNITED STATES	CID000456
F&X Electro-Materials Ltd.	CFSI	Tantalum	CHINA	CID000460
FIR Metals & Resource Ltd.	CFSI	Tantalum	CHINA	CID002505
Fombell	Unknown	Tantalum	UNITED STATES
Fujian Nanping	Unknown	Tantalum	China
Gannon & Scott	Unknown	Tantalum	UNITED STATES
Global Advanced Metals Aizu	CFSI	Tantalum	JAPAN	CID002558
Global Advanced Metals Boyertown	CFSI	Tantalum	UNITED STATES	CID002557
Golden Egret	Unknown	Tantalum	CHINA
GOSLAR, GERMANY	Unknown	Tantalum	GERMANY
Guangdong Zhiyuan New Material Co., Ltd.	CFSI	Tantalum	CHINA	CID000616
Guixi smelting plant	Unknown	Tantalum	CHINA
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CFSI	Tantalum	CHINA
H.C. Starck Co., Ltd.	CFSI	Tantalum	THAILAND	CID002544
H.C. Starck GmbH Goslar	CFSI	Tantalum	GERMANY	CID002545
H.C. Starck GmbH Laufenburg	CFSI	Tantalum	GERMANY	CID002546
H.C. Starck Hermsdorf GmbH	CFSI	Tantalum	GERMANY	CID002547
H.C. Starck Inc.	CFSI	Tantalum	UNITED STATES	CID002548
H.C. Starck Ltd.	CFSI	Tantalum	JAPAN	CID002549
H.C. Starck Smelting GmbH & Co.KG	CFSI	Tantalum	GERMANY	CID002550
Han Sung Metar	Unknown	Tantalum	KOREA, REPUBLIC OF
Hengyang King Xing Lifeng New Materials Co., Ltd.	CFSI	Tantalum	CHINA	CID002492
Hi-Temp Specialty Metals, Inc.	CFSI	Tantalum	UNITED STATES	CID000731
Innova Recycling GmbH	Unknown	Tantalum	GERMANY
Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	Unknown	Tantalum	JAPAN
Jade-Sterling	Unknown	Tantalum	UNITED STATES
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CFSI	Tantalum	CHINA	CID002512
Jiangxi Rare Earth Metals Tungsten Group Corp.	Unknown	Tantalum	CHINA

Jiangxi Tungsten Industry Group Co Ltd	Unknown	Tantalum	CHINA
Jiangxi Yichun	Unknown	Tantalum	CHINA
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CFSI	Tantalum	CHINA	CID000914
Jiujiang Tanbre Co., Ltd.	CFSI	Tantalum	CHINA	CID000917
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CFSI	Tantalum	CHINA	CID002506
Kanto Denka Kogyo Co., Ltd.	Unknown	Tantalum	JAPAN
KEMET Blue Metals	CFSI	Tantalum	MEXICO	CID002539
KEMET Blue Powder	CFSI	Tantalum	UNITED STATES	CID002568
King-Tan Tantalum Industry Ltd.	CFSI	Tantalum	CHINA	CID000973
KULBA	Unknown	Tantalum	CHINA
LAUFENBURG, GERMANY	Unknown	Tantalum	GERMANY
LSM Brasil S.A.	CFSI	Tantalum	BRAZIL	CID001076
Luoyang Kewei Molybdenum & Tungsten Co.,ltd	Unknown	Tantalum	CHINA
Maruichikokan Co. Ltd	Unknown	Tantalum	JAPAN
Matsuo Electric	Unknown	Tantalum	JAPAN
Metal Do Co. Ltd.	Unknown	Tantalum	JAPAN
Metallurgical Products India Pvt., Ltd.	CFSI	Tantalum	INDIA	CID001163
Meterion Advanced Materials Thin Film Products	Unknown	Tantalum	UNITED STATES
Mineração Taboca S.A.	CFSI	Tantalum	BRAZIL	CID001175
Mitsui Mining & Smelting	CFSI	Tantalum	JAPAN	CID001192
Molycorp Silmet A.S.	CFSI	Tantalum	ESTONIA	CID001200
Nanchang Cemented Carbide Limited Liability Company	Unknown	Tantalum	CHINA
Nantong Tongjie Electrical Co., Ltd.	Unknown	Tantalum	CHINA
NEC Tokin Electronics(Thailand)Co.,Ltd.	Unknown	Tantalum	THAILAND
NEWTON, MASSACHUSETTS, USA	Unknown	Tantalum	UNITED STATES
Ningxia Orient Tantalum Industry Co., Ltd.	CFSI	Tantalum	CHINA	CID001277
Nitora	Unknown	Tantalum	SWITZERLAND
Noventa	Unknown	Tantalum	MOZAMBIQUE
NTET, Thailand	Unknown	Tantalum	THAILAND
Nuvoton Technology Corp.	Unknown	Tantalum	TAIWAN
ONE CO., LTD.	Unknown	Tantalum	KOREA, REPUBLIC OF
Pan Pacific Copper Co. Ltd.	Unknown	Tantalum	JAPAN
Plansee SE Liezen	CFSI	Tantalum	AUSTRIA	CID002540
Plansee SE Reutte	CFSI	Tantalum	AUSTRIA	CID002556
PM Kalco Inc	Unknown	Tantalum	UNITED STATES
Posco	Unknown	Tantalum	KOREA, REPUBLIC OF
PT Putra Karya	Unknown	Tantalum	Indonesia
QuantumClean	CFSI	Tantalum	UNITED STATES	CID001508
REMELT SOURCES, INC.	Unknown	Tantalum	UNITED STATES
Resind Indústria e Comércio Ltda.	CFSI	Tantalum	BRAZIL	CID002707

RFH Tantalum Smeltry Co., Ltd.	CFSI	Tantalum	CHINA	CID001522
SANDVIK HARD MAT.	Unknown	Tantalum	FRANCE
Shanghai Jiangxi Metals Co. Ltd	Unknown	Tantalum	CHINA
Solikamsk Magnesium Works OAO	CFSI	Tantalum	RUSSIAN FEDERATION	CID001769
Sumitom Metal Mining Co.,Ltd	Unknown	Tantalum	JAPAN
Taki Chemicals	CFSI	Tantalum	JAPAN	CID001869
Talison Minerals Pty Ltd	Unknown	Tantalum	AUSTRALIA
Tanco	Unknown	Tantalum	CANADA
Tantalite Resources	Unknown	Tantalum	SOUTH AFRICA
Telex Metals	CFSI	Tantalum	UNITED STATES	CID001891
THYSSENKRUPP VDM USA, INC	Unknown	Tantalum	UNITED STATES
Tranzact, Inc.	CFSI	Tantalum	UNITED STATES	CID002571
Ulba Metallurgical Plant JSC	CFSI	Tantalum	KAZAKHSTAN	CID001969
UNION TOOL CO.LTD	Unknown	Tantalum	JAPAN
VISHAY TANTALUM	Unknown	Tantalum	PANAMA
WBH AG	Unknown	Tantalum	AUSTRIA
Wolfram Company CJSC	Unknown	Tantalum	RUSSIAN FEDERATION
Xiamen Golden Egret Special Alloy Co.Ltd	Unknown	Tantalum	CHINA
XinXing HaoRong Electronic Material Co., Ltd.	CFSI	Tantalum	CHINA	CID002508
Yano Metal	Unknown	Tantalum	JAPAN
Yao gang xian mining	Unknown	Tantalum	CHINA
Yichun Jin Yang Rare Metal Co., Ltd.	CFSI	Tantalum	CHINA	CID002307
Zhuzhou Cemented Carbide	CFSI	Tantalum	CHINA	CID002232
5N Plus	Unknown	Tin	CANADA
A.M.P.E.R.E. Deutsch	Unknown	Tin	GERMANY
Academy Precious Metals (China) Co. LTD	Unknown	Tin	CHINA
ACT JAPAN	Unknown	Tin	JAPAN
Acupowder International Llc	Unknown	Tin	UNITED STATES
AFICA	Unknown	Tin	FRANCE
Ai-chia Industrial Co., Ltd.	Unknown	Tin	CHINA
AIM	Unknown	Tin	CANADA
A-kyo Enterprise Co. Ltd.	Unknown	Tin	TAIWAN
All armor Minoru industry (co ) Co., Ltd.	Unknown	Tin	TAIWAN
ALLTECH METAL	Unknown	Tin	FRANCE
ALMAG	Unknown	Tin	ITALY
Almit	Unknown	Tin	CHINA
American Iron & Metal Co. Inc	Unknown	Tin	GERMANY
Ami Bridge Enterprise Co., Ltd.	Unknown	Tin	CHINA
an chen	Unknown	Tin	CHINA
An Thai Minerals Company Limited	CFSI	Tin	VIET NAM	CID002825
An Vinh Joint Stock Mineral Processing Company	CFSI	Tin	VIET NAM	CID002703
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	Unknown	Tin	CHINA
Angelcast Enterprise Co., Ltd.	Unknown	Tin	TAIWAN

ANSON SOLDER&TIN PRODUCTS MADE LTD	Unknown	Tin	CHINA
Aoki Laboratories Ltd.	Unknown	Tin	CHINA
ArcelorMittal Burns Harbor	Unknown	Tin	UNITED STATES
Arco Alloys	Unknown	Tin	UNITED STATES
Asahi seiren Co.,Ltd	Unknown	Tin	JAPAN
Asahi Solder Technology (Wuxi) Co., Ltd.	Unknown	Tin	CHINA
ASEM	Unknown	Tin	CHINA
Assaf Conductors Ltd.	Unknown	Tin	UNITED STATES
Atlantic Metals	Unknown	Tin	UNITED STATES
Atlas Pacific	Unknown	Tin	UNITED STATES
ATM Estahno Ind. Com. Imp. Exp. LtdA.	Unknown	Tin	BRAZIL
Atotech Deutschland	Unknown	Tin	GERMANY
AURA-II	Unknown	Tin	UNITED STATES
Aurubis	Unknown	Tin	GERMANY
Ausmelt Limited	Unknown	Tin	AUSTRALIA
B T Solders Pvt Ltd	Unknown	Tin	INDIA
B T Solders Pvt Ltd	Unknown	Tin	INDIA
Balver Zinn Ampere Deutschland	Unknown	Tin	GERMANY
Bangjia Island	Unknown	Tin	INDONESIA
Bao Steel has its own smelting lines	Unknown	Tin	China
bao yu hua	Unknown	Tin	CHINA
Baoshenglong	Unknown	Tin	CHINA
Baoshida Swissmetal	Unknown	Tin	SWITZERLAND
Baotai	Unknown	Tin	CHINA
BASLINI TIN SRL	Unknown	Tin	ITALY
Befesa Aluminio, S.L.	Unknown	Tin	SPAIN
Beijing Oriental Guide Welding Materials Co. Ltd	Unknown	Tin	CHINA
Best Metais e Solda	Unknown	Tin	BRAZIL
Bintulu	Unknown	Tin	MALAYSIA
BNT Chemicals Gmbh	Unknown	Tin	GERMANY
Bonoka Beliting INDONESIA	Unknown	Tin	INDONESIA
BOYI METAL ELECTRO FTY	Unknown	Tin	CHINA
Brautmeier GmbH	Unknown	Tin	GERMANY
Brinkmann Chemie AG	Unknown	Tin	GERMANY
Britannia Refined Metals Ltd.	Unknown	Tin	UNITED KINGDOM
Buhung Ind	Unknown	Tin	KOREA, REPUBLIC OF
Canfield	Unknown	Tin	UNITED STATES
CapXon(Hongyuan)	Unknown	Tin	INDONESIA
Castolin	Unknown	Tin	FRANCE
CFC Cooperativa dos Fundidores de Cassiterita da Amaznia Ltda.	Unknown	Tin	MALAYSIA
CHAINBOW	Unknown	Tin	INDONESIA
CHAN WEN COPPER INDUSTRY CO.,LTD.	Unknown	Tin	TAIWAN
CHANCOSA HERMANOS, SL	Unknown	Tin	SPAIN
ChaoYue	Unknown	Tin	CHINA
Charter Wire	Unknown	Tin	UNITED STATES
Chemtreat Consultant	Unknown	Tin	INDIA
CHEN JUNG METAL	Unknown	Tin	TAIWAN
Chenglikunshanchenglihan Tin Industry Co.,Ltd	Unknown	Tin	CHINA
Chenzhou Gold Arrow Solder CO.,Ltd	Unknown	Tin	CHINA

CHENZHOU YUNXIANG MINERAL SMELTING CO.,LTD	Unknown	Tin	CHINA
Chenzhou Yunxiang Mining Smelting Compang LTD	Unknown	Tin	CHINA
CHIA FAR	Unknown	Tin	TAIWAN
CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH	Unknown	Tin	CHINA
China Hiroshima Xi Nandan Chinese tin sets Foundation	Unknown	Tin	CHINA
China Huaxi Group Nandan	Unknown	Tin	CHINA
China National Non-Ferrous	Unknown	Tin	CHINA
China Steel Corporation	Unknown	Tin	TAIWAN
China Tin Group Co., Ltd.	CFSI	Tin	CHINA	CID001070
China tin metal materials in guangxi branch	Unknown	Tin	HONG KONG
China Tin Smelter Co. Ltd	Unknown	Tin	CHINA
China YunXi mining	Unknown	Tin	CHINA
Chinalco LuoYang Copper Co., Ltd.	Unknown	Tin	CHINA
ChineseGuangxiNantansintertingroup	Unknown	Tin	CHINA
Chofu Works	Unknown	Tin	JAPAN
Chorus Tata Steel	Unknown	Tin	BELGIUM
Chris Carkner	Unknown	Tin	CANADA
Chuangye Metal Wiring Materials Co., Ltd.	Unknown	Tin	CHINA
CHUTAN GANXIAN COUNTY, JIANGXI, China	Unknown	Tin	CHINA
CIMSA, S.A.	Unknown	Tin	SPAIN
Citra Logam Alpha Sejahtera	Unknown	Tin	INDONESIA
CNMC (Guangxi) PGMA Co., Ltd.	CFSI	Tin	CHINA	CID000278
Codelco	Unknown	Tin	CHILE
COFERMETAL	Unknown	Tin	CHINA
Colonial Metals	Unknown	Tin	UNITED STATES
Complejo Metalurgico Vinto S.A.	Unknown	Tin	BOLIVIA
Constellium Extrusions Decin s.r.o.	Unknown	Tin	CZECH REPUBLIC
Cooerativa Produtores de Cassiterita	Unknown	Tin	BRAZIL
Cookson (ALPHA)	Unknown	Tin	UNITED STATES
Cooperativa Metalurgica de Rondônia Ltda.	CFSI	Tin	BRAZIL	CID000295
Cooperativa Produtores de Estanho	Unknown	Tin	BRAZIL
COOPERMETAL - Cooperativa Metalurgica de Rondonia Ltda.	Unknown	Tin	BRAZIL
Coopersanta	Unknown	Tin	BRAZIL
COPPER 100	Unknown	Tin	BRAZIL
CSC Pure Technologies	Unknown	Tin	RUSSIAN FEDERATION
Custom Alloy Light Metals Inc.	Unknown	Tin	UNITED STATES
CV Ayi Jaya	CFSI	Tin	INDONESIA	CID002570
CV Dua Sekawan	CFSI	Tin	INDONESIA	CID002592
CV Duta Putra Bangka	Unknown	Tin	INDONESIA
CV Gita Pesona	CFSI	Tin	INDONESIA	CID000306
CV Makmur Jaya	Unknown	Tin	Indonesia
CV Serumpun Sebalai	CFSI	Tin	INDONESIA	CID000313
CV United Smelting	CFSI	Tin	INDONESIA	CID000315
CV Venus Inti Perkasa	CFSI	Tin	INDONESIA	CID002455
DAE CHANG IND CO LTD	Unknown	Tin	KOREA, REPUBLIC OF
Dae Kil	Unknown	Tin	CANADA

Daewoo International	Unknown	Tin	KOREA, REPUBLIC OF
Daiki Aluminium Industry (Thailand) Co.,Ltd.	Unknown	Tin	THAILAND
Darley Dale Smelter	Unknown	Tin	UNITED KINGDOM
Dede Kimya	Unknown	Tin	TURKEY
Dickmann s.r.l.	Unknown	Tin	ITALY
Diehl Mettal	Unknown	Tin	GERMANY
Ding Pacific	Unknown	Tin	CHINA
Doctor of solder products Co., LTD	Unknown	Tin	CHINA
DOHINO METAL	Unknown	Tin	JAPAN
Doi field Metals Co., Ltd.	Unknown	Tin	JAPAN
Doino Kinzoku	Unknown	Tin	JAPAN
DONG GUAN SHENMAO SOLDERING TIN CO;LTD	Unknown	Tin	CHINA
Dongbusteel	Unknown	Tin	KOREA, REPUBLIC OF
DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	Unknown	Tin	CHINA
Dongguan City up another metal copper processing plant（東莞市塘廈再升五金銅材加工廠）	Unknown	Tin	CHINA
DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO.,LTD	Unknown	Tin	CHINA
Dongguan Dongxu metal Surface Handle Co.,Ltd.	Unknown	Tin	CHINA
Dongguan Huayu Metal-Material Co., Ltd.	Unknown	Tin	CHINA
Dongguan lason metel materials co,.ltd	Unknown	Tin	CHINA
Dongguan Qiandao Tin Co.,Ltd	Unknown	Tin	CHINA
Dongguan Yuecheng metal materials Co., Ltd.	Unknown	Tin	CHINA
Dongguan zhong ju tin electronic CO.,LTD.	Unknown	Tin	CHINA
Donggun City Huayu Metals Material Co.,Ltd	Unknown	Tin	CHINA
dongrong	Unknown	Tin	CHINA
Dowa	CFSI	Tin	JAPAN	CID000402
Dr. soldering tin products Co., Ltd.	Unknown	Tin	CHINA
Dr.-Ing. Max Schloetter GmbH & Co. KG	Unknown	Tin	GERMANY
Duksan Hi - Metal	Unknown	Tin	KOREA, REPUBLIC OF
DUKSAN HI-METAL	Unknown	Tin	KOREA, REPUBLIC OF
DYFENCO GREEN APPLIED MATERIAL CO., Ltd	Unknown	Tin	INDONESIA
Eagle Brass	Unknown	Tin	UNITED STATES
Ebara-Udylite	Unknown	Tin	CHINA
Edzell Corp	Unknown	Tin	URUGUAY
EFD INC.	Unknown	Tin	UNITED STATES
Egli Fischer	Unknown	Tin	SWITZERLAND
Electroloy Coroperation Sdn Bhd	Unknown	Tin	MALAYSIA
Electroloy Metal Pte	Unknown	Tin	CHINA
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	CFSI	Tin	VIET NAM	CID002572
Elmet S.L.U. (Metallo Group)	CFSI	Tin	SPAIN	CID002774
ELSOLD	Unknown	Tin	GERMANY
EM Vinto	CFSI	Tin	BOLIVIA	CID000438
Essar Steel Algoma	Unknown	Tin	CANADA
Estanho de Rondônia S.A.	CFSI	Tin	BRAZIL	CID000448
E-tech Philippines	Unknown	Tin	PHILIPPINES
Exim Americana	Unknown	Tin	MEXICO

Eximetal S.A.	Unknown	Tin	ARGENTINA
Feinhütte Halsbrücke GmbH	CFSI	Tin	GERMANY	CID000466
Fenix Metals	CFSI	Tin	POLAND	CID000468
Foshan Nanhai Tongding Metal Co., Ltd.	Unknown	Tin	CHINA
Foxconn	Unknown	Tin	CHINA
Fuji Metal Mining Corp.	Unknown	Tin	JAPAN
Full armor Industries (shares) Ltd.	Unknown	Tin	TAIWAN
Fundição Regali	Unknown	Tin	BRAZIL
Fundipar	Unknown	Tin	BRAZIL
FUNDITUBA INDÚSTRIA METALÚRGICA LTDA.	Unknown	Tin	BRAZIL
Furukawa Electric	Unknown	Tin	JAPAN
GA AVRIL	Unknown	Tin	UNITED STATES
GALF S.R.L. SPECIAL ALUMINIUM ALLOYS	Unknown	Tin	ITALY
Galva Iron & Metal Co	Unknown	Tin	UNITED STATES
Galva-Metall GmbH	Unknown	Tin	GERMANY
Gannan Tin Smelter	Unknown	Tin	CHINA
Ge Jiu Lian Chang	Unknown	Tin	CHINA
Gebr. Kemper GmbH & Co.KG	Unknown	Tin	GERMANY
Gebrueder Kemper GMBH	Unknown	Tin	GERMANY
Geiju Non-Ferrous Metal Processing Co. Ltd.	Unknown	Tin	CHINA
Geiju ye lian chang	Unknown	Tin	CHINA
GEJIU GOLD SMELTER MINERALS CO.,LTD	Unknown	Tin	CHINA
Gejiu Jin Ye Mineral co., Ltd	Unknown	Tin	CHINA
Gejiu Kai Meng Industry and Trade LLC	CFSI	Tin	CHINA	CID000942
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CFSI	Tin	CHINA	CID000538
Gejiu Yunxi Group Corp	Unknown	Tin	CHINA
Gejiu YunXin Colored Electrolysis Ltd	Unknown	Tin	CHINA
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CFSI	Tin	CHINA	CID001908
Gejiu Zili Mining And Metallurgy Co., Ltd.	CFSI	Tin	CHINA	CID000555
GeJiuShi in yunnan tin co., LTD	Unknown	Tin	CHINA
GEM TERMINAL IND.CO.,LTD	Unknown	Tin	CHINA
Gibbs Wire & Steel Co	Unknown	Tin	BRAZIL
Glencore	Unknown	Tin	CANADA
Gold Bell Group	Unknown	Tin	CHINA
Gomat-e-K.	Unknown	Tin	GERMANY
Goodway	Unknown	Tin	CHINA
Grant Manufacturing	Unknown	Tin	UNITED STATES
Grik Perak Malaysia	Unknown	Tin	MALAYSIA
Grillo Handel	Unknown	Tin	GERMANY
Grupo Mexico S.A. (mineria)	Unknown	Tin	MEXICO
Guamg Xi Liu Zhou	Unknown	Tin	CHINA
Guang Xi Hua Xi Corp	Unknown	Tin	CHINA
Guang zhou hong wuxi products limited	Unknown	Tin	CHINA
GuangDong Jiatian Stannum Products Co., Ltd	Unknown	Tin	CHINA
Guangxi China Tin Group Co., Ltd	Unknown	Tin	CHINA
Guangxi huaxi group co., LTD	Unknown	Tin	CHINA
Guangxi Jin Lian	Unknown	Tin	CHINA
GuangXi Liu Zhou	Unknown	Tin	CHINA

Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company	Unknown	Tin	CHINA
GuangXi PING GUI Flying Saucer Ltd Co	Unknown	Tin	CHINA
Guangxi Pinggui PGMA Co. Ltd.	CFSI	Tin
Guangxi Zhongshan Jin Yi Smelting Co., Ltd	Unknown	Tin	CHINA
GUANGZHOU PACIFIC TINPLATE CO,.LTD.	Unknown	Tin	CHINA
Guangzhou Special Copper & Electronics material Co.,LTD	Unknown	Tin	CHINA
Guest Huaxi Smelting Co. Ltd.	Unknown	Tin	CHINA
Guixi Smelter	Unknown	Tin	CHINA
H. KRAMER & CO.	Unknown	Tin	UNITED STATES
Hai Yuxin Xi Zhuhai Co., Ltd.	Unknown	Tin	CHINA
Hana-High Metal	Unknown	Tin	Malaysia
Hanbaek nonferrous metals	Unknown	Tin	KOREA, REPUBLIC OF
HANDOK	Unknown	Tin	KOREA, REPUBLIC OF
Hawkins, Inc.	Unknown	Tin	UNITED STATES
Hayes Metals Pty Ltd	Unknown	Tin	NEW ZEALAND
HeChi Metallurgical Chemical factory	Unknown	Tin	CHINA
HEESUNG MATERIAL LTD	Unknown	Tin	KOREA, REPUBLIC OF
High Quality Technology Co., Ltd	Unknown	Tin	CHINA
Highjent Technology	Unknown	Tin	JAPAN
High-Power Surface Technology	Unknown	Tin	CHINA
High-Tech Co., Ltd. Taiwan	Unknown	Tin	TAIWAN
Hikaru Suites Ltd.	Unknown	Tin	JAPAN
Hitachi Cable	Unknown	Tin	JAPAN
HongQiao metal parts	Unknown	Tin	CHINA
Hua Eng Wire & Cable Co. Ltd.	Unknown	Tin	TAIWAN
HUAHONG CO., LTD	Unknown	Tin	CHINA
Huanggang Tongding	Unknown	Tin	CHINA
Huaxi Guangxi Group	Unknown	Tin	CHINA
HUAXI TIN (LIUZHOU) CO. LTD	Unknown	Tin	CHINA
Huayou	Unknown	Tin	TAIWAN
Huichang Jinshunda Tin Co., Ltd.	CFSI	Tin	CHINA	CID000760
Hulterworth Smelter	Unknown	Tin	JAPAN
Hunan Xianghualing tin Co. ltd	Unknown	Tin	JAPAN
Hyundai Steel	Unknown	Tin	KOREA, REPUBLIC OF
IBF IND BRASILEIRA DE FERROLIGAS LTDA	Unknown	Tin	BRAZIL
Impag AG CH-Zürich	Unknown	Tin	SWITZERLAND
Imperial Zinc	Unknown	Tin	UNITED STATES
In The High-Tech Co. Ltd	Unknown	Tin	TAIWAN
Increasingly and Chemical (Suzhou) Co. Ltd.	Unknown	Tin	CHINA
Ind, Brasiliera de Ferroligas Ltda	Unknown	Tin	BRAZIL
Ind. Minera Mexico	Unknown	Tin	MEXICO
IND?STRIA BRASILEIRA DE FERRO LIGAS LTDA	Unknown	Tin	BRAZIL
Indoneisan State Tin Corporation Mentok Smelter	Unknown	Tin	INDONESIA
Indonesia Tin Corp	Unknown	Tin	INDONESIA
Indra Eramulti Logam	CFSI	Tin	CHINA
Ing.Josef Koøínek	Unknown	Tin	CZECH REPUBLIC
International Wire Group, Inc	Unknown	Tin	UNITED STATES

IPS	Unknown	Tin	FRANCE
IRM	Unknown	Tin	CANADA
Ishihara Chemical Co. Ltd.	Unknown	Tin	JAPAN
ISHIKAWA METAL CO.,LTD.	Unknown	Tin	JAPAN
Italbronze LTDA	Unknown	Tin	BRAZIL
i-TSCL	Unknown	Tin	GERMANY
JalanPantai/Malaysia	Unknown	Tin	MALAYSIA
Jan Janq	Unknown	Tin	TAIWAN
Japan Copper and Brass Co.	Unknown	Tin	JAPAN
Japan Ferrar Metals	Unknown	Tin	JAPAN
Japanese precision and chain	Unknown	Tin	JAPAN
Jau Janq Enterprise Co. Ltd.	Unknown	Tin	TAIWAN
Jean Goldschmidt International	Unknown	Tin	BELGIUM
Jia Tian	Unknown	Tin	CHINA
JIA WANG Technology solder product	Unknown	Tin	CHINA
JiangXi JiaWang	Unknown	Tin	CHINA
Jiangxi Jinshunda	Unknown	Tin	CHINA
Jiangxi Ketai Advanced Material Co., Ltd.	CFSI	Tin	CHINA	CID000244
JiangxiShunda Huichang Kam Tin Co. Ltd	Unknown	Tin	CHINA
Jin Tian	Unknown	Tin	CHINA
jin yi group	Unknown	Tin	CHINA
Jin Zhou	Unknown	Tin	CHINA
JinDa Metal Co., Ltd.	Unknown	Tin	CHINA
Ju Tai Industrial Co. Ltd	Unknown	Tin	CHINA
Kai Union Industry and Trade co. Ltd	Unknown	Tin	CHINA
Kalas Wire	Unknown	Tin	UNITED STATES
KARAS PLATING LTD	Unknown	Tin	UNITED KINGDOM
Keeling & Walker	Unknown	Tin	UNITED KINGDOM
Ketabang	Unknown	Tin	CHINA
Kewei Tin Co.,ltd	Unknown	Tin	CHINA
KIESOW DR. BRINKMANN	Unknown	Tin	GERMANY
KIHONG T & G	Unknown	Tin	INDONESIA
Kiyomine Metal Industry Co.,Ltd.	Unknown	Tin	JAPAN
KME BRASS ITALY	Unknown	Tin	CHINA
KOBA	Unknown	Tin	MALAYSIA
Kobe Steel, Ltd.	Unknown	Tin	JAPAN
Koepp Schaum GmbH	Unknown	Tin	GERMANY
KOKI JAPAN	Unknown	Tin	JAPAN
KOKÝL METAL SAN.TÝC.LTD.ÞTÝ	Unknown	Tin	TURKEY
Kovohut? P??bram n?stupnick?, a. s.	Unknown	Tin	CZECH REPUBLIC
Kovohut“ Pøíbram	Unknown	Tin	CZECH REPUBLIC
KU PING ENTERPRISE CO., LTD.	Unknown	Tin	CHINA
Kunshan into the solder manufacturing co., LTD	Unknown	Tin	CHINA
Kunshan shenghan	Unknown	Tin	CHINA
Kupol	Unknown	Tin	RUSSIAN FEDERATION
KUTES MADENCÝLÝK VE TÝCARET A.Þ	Unknown	Tin	TURKEY
kyocera	Unknown	Tin	JAPAN
Lai bin China Tin Smelting Ltd.	Unknown	Tin	CHINA
LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.(Smelter Not Listed)	Unknown	Tin	CHINA

Lee Cheong Gold	Unknown	Tin	CHINA
Levitra can Shenxhen Electronic Technology	Unknown	Tin	CHINA
LEYBOLD CO.,LTD.	Unknown	Tin	JAPAN
LI CHUN METALS CO., LTD.	Unknown	Tin	TAIWAN
Linetech	Unknown	Tin	KOREA, REPUBLIC OF
Linwu Xianggui Ore Smelting Co., Ltd.	CFSI	Tin	CHINA	CID001063
LiQiao plating	Unknown	Tin	CHINA
Liuzhou China Tin	Unknown	Tin	CHINA
LMD	Unknown	Tin	CHINA
Localidad Vinto, Carretera a Potosí, Km. 7.5 Oruro / Bolivia	Unknown	Tin	BOLIVIA
Lübeck GmbH	Unknown	Tin	GERMANY
Lupon Enterprise Co. Ltd.	Unknown	Tin	TAIWAN
M&R Claushuis BV	Unknown	Tin	NETHERLANDS
M/s ECO Tropical Resources	Unknown	Tin	SINGAPORE
Ma On Shuguang Smelting Plant	Unknown	Tin	CHINA
Maanshan Dongshen electronic material factory	Unknown	Tin	CHINA
MacDermid	Unknown	Tin	UNITED STATES
MacDermid GmbH	Unknown	Tin	GERMANY
Magnu's Minerais Metais e Ligas Ltda.	CFSI	Tin	BRAZIL	CID002468
MALAYSIA ALUMINIUM & ALLOY SDN.BHD	Unknown	Tin	JAPAN
Malaysia Aluminium & Alloy Sdn.Bhd	Unknown	Tin	MALAYSIA
Malaysia Smelting Corporation (MSC)	CFSI	Tin	MALAYSIA	CID001105
MANAAS MEYERLARGICAL	Unknown	Tin	INDIA
Marco Metales de México, S. De R.L. De C.V.	Unknown	Tin	MEXICO
Materials Eco-Refining CO,.LTD	Unknown	Tin	JAPAN
Matsuo nn da Ltd.	Unknown	Tin	JAPAN
MATSUSHIMA KINZOKU	Unknown	Tin	JAPAN
Matsushima Metals Co. Ltd	Unknown	Tin	JAPAN
MBO	Unknown	Tin	FRANCE
MCP Heck	Unknown	Tin	GERMANY
Medeko Cast S.R.O.	Unknown	Tin	SLOVAKIA (Slovak Republic)
Melt Metais e Ligas S/A	CFSI	Tin	BRAZIL	CID002500
Meng neng	Unknown	Tin	CHINA
metaconcept france	Unknown	Tin	JAPAN
Metahub Industries Sdn. Bhd.	CFSI	Tin	MALAYSIA	CID001136
Metal Alloy (India)	Unknown	Tin	INDIA
Metallic Resources, Inc.	CFSI	Tin	UNITED STATES	CID001142
Metallo-Chimique N.V.	CFSI	Tin	BELGIUM	CID002773
Metallum Metal Tradi	Unknown	Tin	SWITZERLAND
Millard Wire	Unknown	Tin	UNITED STATES
Miller Company	Unknown	Tin	UNITED STATES
Minchai Metal Indust	Unknown	Tin	TAIWAN
Mineração Taboca S.A.	CFSI	Tin	BRAZIL	CID001173
Ming Li Jia smelt	Unknown	Tin	CHINA
Minsur	CFSI	Tin	PERU	CID001182
Misue Tin Smelter and Refinery	Unknown	Tin	PERU
Mits-Tec (Shanghai) Co. Ltd.	Unknown	Tin	CHINA

Mitsubishi Materials Corporation	CFSI	Tin	JAPAN	CID001191
Monette	Unknown	Tin	GERMANY
Multiple Xin precision metal electroplating factory	Unknown	Tin	CHINA
Nancang Metal Material Co.,Ltd	Unknown	Tin	CHINA
Nankang Nanshan Tin Manufactory Co., Ltd.	CFSI	Tin	CHINA	CID001231
NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	Unknown	Tin	CHINA
Nathan Trotter	Unknown	Tin	UNITED STATES
Neuhaus	Unknown	Tin	GERMANY
Ney Metals and Alloys	Unknown	Tin	INDONESIA
NGHE TIN NON-FERROUS METAL	Unknown	Tin	VIET NAM
Nghe Tinh Non-Ferrous Metals Joint Stock Company	CFSI	Tin	VIET NAM	CID002573
Nihon Genma MFG Co., Ltd.	Unknown	Tin	JAPAN
NIHON HANDA Co.,Ltd.	Unknown	Tin	JAPAN
Nihon Kagaku Sangyo Co. Ltd	Unknown	Tin	JAPAN
Nihonhanda Co., Ltd.	Unknown	Tin	JAPAN
NINGBO CITY CHANGZHEN COPPER CO.,LTD	Unknown	Tin	CHINA
Ningbo Jintian copper (Group ) Company Limited	Unknown	Tin	CHINA
NINGBO YINZHOU TIN BRONZE BRONZE BELT CO.,LTD	Unknown	Tin	CHINA
Nippon Filler Metals Ltd	Unknown	Tin	JAPAN
Nippon steel & Sumitomo metal corporation	Unknown	Tin	JAPAN
NITAH	Unknown	Tin	INDONESIA
Nohon Superior Co.,	Unknown	Tin	JAPAN
Norteña de Metales, SA	Unknown	Tin	SPAIN
Northern Smelter	Unknown	Tin	AUSTRALIA
Novosibirsk Processing Plant Ltd.	Unknown	Tin	RUSSIAN FEDERATION
O.M. Manufacturing (Thailand) Co., Ltd.	CFSI	Tin	THAILAND	CID001314
O.M. Manufacturing Philippines, Inc.	CFSI	Tin	PHILIPPINES	CID002517
Ohio Precious Metals LLC.	Unknown	Tin	UNITED STATES
Ohki brass & copper Co.,Ltd	Unknown	Tin	JAPAN
Old City Metals Processing Co., Ltd.	Unknown	Tin	CHINA
OM Manufacturing Phils. Inc.	Unknown	Tin	Philippines
OMSA	CFSI	Tin
Operaciones Metalurgical S.A.	CFSI	Tin	BOLIVIA	CID001337
Oxbow Metales Mèxico S. de R.L de C.V	Unknown	Tin	BOLIVIA
Ozawa Kinzoku	Unknown	Tin	JAPAN
PAN LIGHT CORP	Unknown	Tin	INDONESIA
Paranapanema S/A	Unknown	Tin	BRAZIL
PBT	Unknown	Tin	FRANCE
Phoenix Metal Ltd.	CFSI	Tin	RWANDA	CID002507
PIREKS	Unknown	Tin	TURKEY
PLATÝN KALIP D√KÜM SAN.VE TÝC.LTD.ÞTÝ	Unknown	Tin	TURKEY
Poongsan Corporation	Unknown	Tin	BRAZIL
Prifer Com de Sucata	Unknown	Tin	BRAZIL
PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD	Unknown	Tin	CHINA
Pro WU Xianggui Mining and Metallurgy Co. Ltd.	Unknown	Tin	CHINA
PT Alam Lestari Kencana	CFSI	Tin	INDONESIA	CID001393

PT Aries Kencana Sejahtera	CFSI	Tin	INDONESIA	CID000309
PT Artha Cipta Langgeng	CFSI	Tin	INDONESIA	CID001399
PT ATD Makmur Mandiri Jaya	CFSI	Tin	INDONESIA	CID002503
PT Babel Inti Perkasa	CFSI	Tin	INDONESIA	CID001402
PT Bangka Kudai Tin	CFSI	Tin	INDONESIA	CID001409
PT Bangka Prima Tin	CFSI	Tin	INDONESIA	CID002776
PT Bangka Putra Karya	Unknown	Tin	INDONESIA
PT Bangka Timah Utama Sejahtera	CFSI	Tin	INDONESIA	CID001416
PT Bangka Tin Industry	CFSI	Tin	INDONESIA	CID001419
PT Belitung Industri Sejahtera	CFSI	Tin	INDONESIA	CID001421
PT BilliTin Makmur Lestari	CFSI	Tin	INDONESIA	CID001424
PT Bukit Timah	CFSI	Tin	INDONESIA	CID001428
PT Cipta Persada Mulia	CFSI	Tin	INDONESIA	CID002696
PT Citralcogam	Unknown	Tin	INDONESIA
PT DS Jaya Abadi	CFSI	Tin	INDONESIA	CID001434
PT Eunindo Usaha Mandiri	CFSI	Tin	INDONESIA	CID001438
PT Fang Di MulTindo	CFSI	Tin	INDONESIA	CID001442
PT HP Metals Indonesia	Unknown	Tin	Indonesia
PT Inti Stania Prima	CFSI	Tin	INDONESIA	CID002530
PT Justindo	CFSI	Tin	INDONESIA	CID000307
PT Karimun Mining	CFSI	Tin	INDONESIA	CID001448
PT KOBA TIN	Unknown	Tin	Indonesia
PT Mitra Stania Prima	CFSI	Tin	INDONESIA	CID001453
PT NATARI	Unknown	Tin	INDONESIA
PT Panca Mega Persada	CFSI	Tin	INDONESIA	CID001457
PT Pelat Timah Nusantara Tbk	CFSI	Tin	INDONESIA	CID001486
PT Prima Timah Utama	CFSI	Tin	INDONESIA	CID001458
PT Putra Karya	Unknown	Tin	Indonesia
PT Refined Bangka Tin	CFSI	Tin	INDONESIA	CID001460
PT Sariwiguna Binasentosa	CFSI	Tin	INDONESIA	CID001463
PT Seirama Tin Investment	CFSI	Tin	INDONESIA	CID001466
PT Singkep Times Utama	Unknown	Tin	INDONESIA
PT Stanindo Inti Perkasa	CFSI	Tin	INDONESIA	CID001468
PT Sukses Inti Makmur	CFSI	Tin	INDONESIA	CID002816
PT Sumber Jaya Indah	CFSI	Tin	INDONESIA	CID001471
PT Supra Sukses Trinusa	Unknown	Tin	INDONESIA
PT Timah (Persero) Tbk Kundur	CFSI	Tin	INDONESIA	CID001477
PT Timah (Persero) Tbk Mentok	CFSI	Tin	INDONESIA	CID001482
PT Tinindo Inter Nusa	CFSI	Tin	INDONESIA	CID001490
PT Tirus Putra Mandiri	CFSI	Tin	INDONESIA	CID002478
PT Tommy Utama	CFSI	Tin	INDONESIA	CID001493
PT Wahana Perkit Jaya	CFSI	Tin	INDONESIA	CID002479
Pt. Hanjaya Perkasa Metals	Unknown	Tin	INDONESIA
PT. Inti Stania Prima	Unknown	Tin	INDONESIA
PT. Refined Bangka Tin	Unknown	Tin	PERU
PT.ATD Makmur Mandiri	Unknown	Tin	INDONESIA
PT.HANJAYA PERKASA METALS	Unknown	Tin	INDONESIA
PT.KOBA TIN	Unknown	Tin	INDONESIA
Pure Technology	Unknown	Tin	RUSSIAN FEDERATION
QianDao Co. ,ltd	Unknown	Tin	CHINA
Qualitek delta philippines inc	Unknown	Tin	PHILIPPINES

Rahman Hydrulic Tin Sdn Bhd	Unknown	Tin	INDONESIA
RBT	Unknown	Tin	INDONESIA
REDRING SOLDER (M) SDN BHD	Unknown	Tin	MALAYSIA
Redsun Metal Ind. Co., Ltd.	Unknown	Tin	TAIWAN
Resind Indústria e Comércio Ltda.	CFSI	Tin	BRAZIL	CID002706
REYNOLDS	Unknown	Tin	FRANCE
Rohm & Haas	Unknown	Tin	GERMANY
RST	Unknown	Tin	GERMANY
RT Refined Banka Tin	Unknown	Tin	INDONESIA
Rui Da Hung	CFSI	Tin	TAIWAN	CID001539
S Company	Unknown	Tin	THAILAND
S. Izaguirre	Unknown	Tin	SPAIN
Sacal	Unknown	Tin	ITALY
saitamaken irumasi sayama ke hara	Unknown	Tin	JAPAN
Samatron	Unknown	Tin	KOREA, REPUBLIC OF
Samhwa Non-ferrorus Metal Ind. Co. Ltd	Unknown	Tin	KOREA, REPUBLIC OF
Samtec	Unknown	Tin	UNITED STATES
Samwha Non-Ferrous Metals Inc. Co., Ltd	Unknown	Tin	KOREA, REPUBLIC OF
Sandvik Material Technology	Unknown	Tin	SWEDEN
SAN-ETSU METALS	Unknown	Tin	JAPAN
Sanmenxia City	Unknown	Tin	CHINA
SARBAK	Unknown	Tin	TURKEY
SASAKI SOLDER INDUSTRY CO.,LTD	Unknown	Tin	CHINA
Schloetter Co. Ltd	Unknown	Tin	United Kingdom
Seju Industry	Unknown	Tin	JAPAN
SELAYANG SOLDER SDN.BHD.	Unknown	Tin	INDONESIA
Semco，	Unknown	Tin	KOREA, REPUBLIC OF
SENJI METAL INDUSTRY CO.,LTD,	Unknown	Tin	JAPAN
Senju Metal (H.K) Limited	Unknown	Tin	CHINA
SEVELAR	Unknown	Tin	UNITED STATES
Sevotrans	Unknown	Tin	GERMANY
SGS	Unknown	Tin	BOLIVIA
SGS BOLIVIA S.A.	Unknown	Tin	BOLIVIA
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co.	Unknown	Tin	CHINA
Shanghai Hubao Coppe	Unknown	Tin	CHINA
Shanghai Yue Qiang Metal Products Co., Ltd.	Unknown	Tin	CHINA
ShangHai YueQiang Metal Products Co., LTD	Unknown	Tin	CHINA
Shantou Chaogui Tin Co.	Unknown	Tin	CHINA
Shantou xi kuang	Unknown	Tin	CHINA
Shao Xing Tian Long Tin Materials Co. Ltd	Unknown	Tin	CHINA
SHAOXING TIANLONG TIN MATERIALS	Unknown	Tin	CHINA
Shapiro Metals	Unknown	Tin	UNITED STATES
Shen Mao Solder (M) Sdn. Bhd.	Unknown	Tin	MALAYSIA
Shen Zhen Anchen solder products co.,Ltd.	Unknown	Tin	CHINA
shen zhen qi xiang da hua gong gong si	Unknown	Tin	CHINA
Shen Zhen Rui Yun Feng Industry Co.,Ltd	Unknown	Tin	CHINA
Shenmao Technology Inc.	Unknown	Tin	TAIWAN

SHENZHEN BOSHIDA SODERING TININDUUSTRIAL CO,LTD	Unknown	Tin	CHINA
Shenzhen Aijiafa Industrial Co., Ltd.	Unknown	Tin	CHINA
Shenzhen Anchen Soldering Tin Product Co., Ltd.	Unknown	Tin	CHINA
Shenzhen Chemicals & Light Industry	Unknown	Tin	CHINA
SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	Unknown	Tin	CHINA
Shenzhen keaixin Technology	Unknown	Tin	CHINA
Shenzhen New Jin Spring Solder Products Co.	Unknown	Tin	CHINA
Shenzhen Qi Xiang da Hua Gong Gong Si	Unknown	Tin	CHINA
SHENZHEN RED CLOUD CROWN TIN LIMITED	Unknown	Tin	CHINA
Shenzhen Yi Cheng Industrial	Unknown	Tin	CHINA
Shuer Der Industry (Jiangsu) Co. Ltd.	Unknown	Tin	CHINA
Shunda Huichang Kam Tin Co., Ltd.	Unknown	Tin	CHINA
Sichuan Guanghan Jiangnan casting smelters	Unknown	Tin	CHINA
Sichuan Metals & Materials Imp & Exp Co	Unknown	Tin	CHINA
SIGMA	Unknown	Tin	TAIWAN
Sin Asahi Solder(M)Sdn Bhd	Unknown	Tin	CHINA
Singapore LME Tin	Unknown	Tin	Singapore
Sinitron Shenmao Solder (M) Sdn. Bhd.	Unknown	Tin	MALAYSIA
SIP	Unknown	Tin	INDONESIA
SIPI METALS CORP	Unknown	Tin	UNITED STATES
ÞÝRVANLI MET.ÝÞL.SAN.TÝC.AÞ	Unknown	Tin	TURKEY
SIZER METALS PTE LTD	Unknown	Tin	SINGAPORE
Smclting&Refining	Unknown	Tin	THAILAND
Smelting Branch of Yunnan Tin Company Limited	Unknown	Tin	CHINA
SMIC Senju Malysia	Unknown	Tin	MALAYSIA
Snow up to the city of suzhou chemical CO.,LTD.	Unknown	Tin	CHINA
Soft Metais Ltda.	CFSI	Tin	BRAZIL	CID001758
SOLDER COAT CO,.LTD	Unknown	Tin	JAPAN
Solderindo	Unknown	Tin	INDONESIA
SOLNET METAL	Unknown	Tin	MALAYSIA
Solnet Metal Industry Co., Ltd.	Unknown	Tin	TAIWAN
SORIMETAL	Unknown	Tin	FRANCE
Spectro Alloys	Unknown	Tin	UNITED STATES
SPTE	Unknown	Tin	CHINA
Steel Dynamics	Unknown	Tin	UNITED STATES
Stretti	Unknown	Tin	JAPAN
Suddeutsche Metallhandels-gesellschaft mbH	Unknown	Tin	BRAZIL
Sun Surface Technology Co. Ltd	Unknown	Tin	CHINA
Super Ligas	Unknown	Tin	BRAZIL
Suzhou Co. Ltd.	Unknown	Tin	CHINA
Suzhou Nuonenga Chemical Co., Ltd.	Unknown	Tin	CHINA
swissmetal	Unknown	Tin	SWITZERLAND
Swopes Salvage	Unknown	Tin	UNITED STATES
Tae Seung	Unknown	Tin	CHINA
tai wan qing gao qi ye you xian gong si	Unknown	Tin	TAIWAN

Taicang City Nancang Metal Material Co., Ltd	Unknown	Tin	CHINA
Taicang Jiangsu	Unknown	Tin	CHINA
Taicang Nanancang Metal Material Co., LTd	Unknown	Tin	CHINA
Taiwan Huanliang	Unknown	Tin	INDONESIA
Taiwan Qing Gao Qi Ye You Xian Gong Si	Unknown	Tin	CHINA
Tamura	Unknown	Tin	JAPAN
Tantalite Resources	Unknown	Tin	SOUTH AFRICA
TAP	Unknown	Tin	UNITED STATES
TCC steel	Unknown	Tin	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF
TDK	Unknown	Tin	JAPAN
Technic	Unknown	Tin	UNITED STATES
Teck Metals LTD	Unknown	Tin	CANADA
Tennant Metal Pty. Ltd.	Unknown	Tin	AUSTRALIA
Termomecanica	Unknown	Tin	BRAZIL
Thai Sarco Thailand	Unknown	Tin	TAIWAN
Thai Solder Industry Corp.,Ltd.	Unknown	Tin	THAILAND
Thailand Smelting & Refining Co., Ltd	Unknown	Tin	THAILAND
Thaisarco	CFSI	Tin	THAILAND	CID001898
THEY MING INDUSTRIAL CO.,LTD	Unknown	Tin	TAIWAN
THOUSAND ISLAND METAL FOIL CO.,LTD	Unknown	Tin	CHINA
Three green surface technology limited company	Unknown	Tin	CHINA
ThyssenKrupp	Unknown	Tin	GERMANY
Tiancheng Metal Materials Co., Ltd.	Unknown	Tin	CHINA
Tianjin Huamei	Unknown	Tin	CHINA
Tianshui ling bo technology co., Ltd	Unknown	Tin	CHINA
TIANSHUI LONG BO TECHNOLOGY CO., LTD	Unknown	Tin	CHINA
TIB Chemicals AG	Unknown	Tin	GERMANY
Tim Plating Gejiu	Unknown	Tin	China
TIN PRODUCTS CO. LTD.	Unknown	Tin	CHINA
TIN SHARES	Unknown	Tin	CHINA
Tisamatic	Unknown	Tin	MEXICO
Tochij	Unknown	Tin	JAPAN
TODINI AND CO SPA	Unknown	Tin	ITALY
Tokuriki Tokyo Melters Assayers	Unknown	Tin	JAPAN
Tong Ding Metal Co., Ltd.	Unknown	Tin	CANADA
Tong Ding Metal Company Ltd.	Unknown	Tin	CHINA
Tongding Metal Material Co.,Ltd.	Unknown	Tin	CHINA
Top-Team Technology (Shen Zhen) Ltd.	Unknown	Tin	CHINA
TOP-TEAM TECHNOLOGY(SHEN ZHEN)LIMITED	Unknown	Tin	CHINA
TOTAI	Unknown	Tin	TAIWAN
TOYOTA TSUSHO Corp.	Unknown	Tin	INDONESIA
Traxys	Unknown	Tin	FRANCE
TUTANLAR MOTORLU ARAÇLAR TÝC.VE SAN.A.Þ	Unknown	Tin	TURKEY
Tuyen Quang Non-Ferrous Metals Joint Stock Company	CFSI	Tin	VIET NAM	CID002574
Uni Bros Metal Pte Ltd	Unknown	Tin	SINGAPORE
Uniforce Metal Industrial Corp.	Unknown	Tin	INDONESIA

UNITED SMELTER	Unknown	Tin	INDONESIA
UNIVERTICAL CORP	Unknown	Tin	UNITED STATES
Univertical International (Suzhou) Co. Ltd.	Unknown	Tin	CHINA
Untracore Co.,Ltd.	Unknown	Tin	SINGAPORE
Unvertical International(Suzhou)Co.,Ltd	Unknown	Tin	CHINA
usugidenkaikougyou Co.,Ltd.	Unknown	Tin	JAPAN
Vedani Carlo Metalli	Unknown	Tin	ITALY
VERTEX METALS INCORPORATION	Unknown	Tin	TAIWAN
Vishay Intertechnology	Unknown	Tin	CHINA
Vitkovicke slevarny	Unknown	Tin	CZECH REPUBLIC
Vopelius Chemie FG	Unknown	Tin	GERMANY
VQB Mineral and Trading Group JSC	CFSI	Tin	VIET NAM	CID002015
Wang Yu Manufacturing Co. Ltd.	Unknown	Tin	CHINA
Watanabe Plating co.	Unknown	Tin	JAPAN
WELLEY	Unknown	Tin	TAIWAN
Well-Lin Enterprise Co Ltd	Unknown	Tin	TAIWAN
Westfalenzinn	Unknown	Tin	GERMANY
Westfalenzinn J. Jos	Unknown	Tin	GERMANY
Westmetall GmbH & Co. KG	Unknown	Tin	GERMANY
White Solder Metalurgia e Mineração Ltda.	CFSI	Tin	BRAZIL	CID002036
Wieland AG	Unknown	Tin	GERMANY
Wieland Metals	Unknown	Tin	UNITED STATES
Wieland Werke AG	Unknown	Tin	GERMANY
Wilhelm Grillo Handelsgesellschaft mbH	Unknown	Tin	GERMANY
Wind Yunnan Nonferrous Metals Co., Ltd.	Unknown	Tin	CHINA
Winter Metalle GmbH	Unknown	Tin	GERMANY
Wonil Metal Co Ltd	Unknown	Tin	KOREA, REPUBLIC OF
Wooshin Metal	Unknown	Tin	THAILAND
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	Unknown	Tin	CHINA
Wujiang City Luxu Tin Factory	Unknown	Tin	CHINA
Wuxi Lantronic Electronic Co Ltd	Unknown	Tin	CHINA
wuxi yunxi	Unknown	Tin	CHINA
Xia Yi Metal Industries (shares) Ltd.	Unknown	Tin	CHINA
Xianghualing Tin Co., Ltd.	Unknown	Tin	CHINA
XiHai	Unknown	Tin	CHINA
Xihai Liuzhou China Tin Group Co Ltd	Unknown	Tin	CHINA
Ximao Tin Co. LTD	Unknown	Tin	CHINA
Xin Tongding	Unknown	Tin	CHINA
Xingrui Noble Metal Material Co Ltd	Unknown	Tin	CHINA
Xinjian Mining Corporation	Unknown	Tin	CHINA
xinmao tin corp .,ltd	Unknown	Tin	CHINA
XiYue	Unknown	Tin	CHINA
XURI	Unknown	Tin	CHINA
Yannan Tin Group (Holding) Co., Ltd	Unknown	Tin	CHINA
Yantai ZhaoJin Kasfort Precious Incorporated Company	Unknown	Tin	CHINA
YAO ZHANG ENTERPRISE CO., LTD.	Unknown	Tin	CHINA
YE CHIU METAL SMELTING SDN.BHD	Unknown	Tin	MALAYSIA

YH	Unknown	Tin	CHINA
Yifeng Tin Industry (Chenzhou) Co Ltd	Unknown	Tin	CHINA
Yiquan Manufacturing	Unknown	Tin	CHINA
YTMM	Unknown	Tin	CHINA
Yu Material (Suzhou) Co. Ltd.	Unknown	Tin	CHINA
YUANG-HSIAN METAL INDUSTRIAL CORP.	Unknown	Tin	TAIWAN
Yuanhao	Unknown	Tin	CHINA
YUCHENG	Unknown	Tin	CHINA
Yun Nan Tin Co, LTD	Unknown	Tin	CHINA
Yun Xi	Unknown	Tin	CHINA
Yunnan Chengfeng Non-ferrous	CFSI	Tin	CHINA	CID002158
Yunnan China Rae Metal Materials Company	Unknown	Tin	CHINA
Yunnan Industrial Co., Ltd.	Unknown	Tin	CHINA
Yunnan Tin Group (Holding) Company Limited	CFSI	Tin	CHINA	CID002180
Yunnan Xiye Co.ltd	Unknown	Tin	CHINA
Yuntinic Chemical GmbH	Unknown	Tin	GERMANY
Yun'xin Non-ferrous Electroanalysis Ltd.	Unknown	Tin	CHINA
ZAFER ALÜMÝNYUM D√K.LTD.ÞTÝ	Unknown	Tin	TURKEY
Zhang Yao	Unknown	Tin	MALAYSIA
Zhangzhou Macro Real Non-Ferrous Metals	Unknown	Tin	CHINA
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	Unknown	Tin	CHINA
Zhaojin Gold and Silver Refinery Limited	Unknown	Tin	CHINA
ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY	Unknown	Tin	CHINA
Zhejiang Huangyan Xinqian Electrical Equipment Fittings	Unknown	Tin	CHINA
ZHEJIANG KEYU METAL MATERIAL CO.,LTD	Unknown	Tin	CHINA
ZHEJIANG STRONG SOLDER MATERIALS	Unknown	Tin	CHINA
ZHENXIONG COPPER GROUP CO., LTD	Unknown	Tin	CHINA
ZhongShi	Unknown	Tin	CHINA
Zhuhai Horyison Solder Co., Ltd.	Unknown	Tin	CHINA
Zhuhai Quanjia	Unknown	Tin	CHINA
ZHUZHOU SMELTER GROUP COMPANY LIMITED	Unknown	Tin	CHINA
Zi Jin Copper	Unknown	Tin	CHINA
Zijin Mining Industry Corporation ( Shanghang) gold smelting plant	Unknown	Tin	CHINA
Zong Yang Industrial Co. Ltd.	Unknown	Tin	TAIWAN
Zu Hai Haiyuxin Tin Products Co., Ltd.	Unknown	Tin	CHINA
Zuhai Horyison Soldewr Co. Ltd.	Unknown	Tin	CHINA
A.L.M.T. TUNGSTEN Corp.	CFSI	Tungsten	JAPAN	CID000004
A.M.P.E.R.E. Alloys	Unknown	Tungsten	FRANCE
Alldyne Powder Technology	Unknown	Tungsten	UNITED STATES
Alloys Imphy	Unknown	Tungsten	FRANCE
Asia Tungsten Products Vietnam Ltd.	CFSI	Tungsten	VIET NAM	CID002502
ASSAB	Unknown	Tungsten	CHINA
Atlantic Metals	Unknown	Tungsten	UNITED STATES

Aubert & Duval	Unknown	Tungsten	FRANCE
AVX Corporation	Unknown	Tungsten	UNITED STATES
Axis Material Limited	Unknown	Tungsten	JAPAN
BeiJing General Research Institute of Mining & Metallurgy	Unknown	Tungsten	CHINA
Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	Unknown	Tungsten	CHINA
Beijing Zenith Materials	Unknown	Tungsten	CHINA
Cabot Corporation	Unknown	Tungsten	UNITED STATES
Canon-Muskegon Corp	Unknown	Tungsten	UNITED STATES
Chaozhou Xianglu Tungsten Industry Co Ltd	Unknown	Tungsten	CHINA
Chengdu Hongbo Industrial co,Ltd	Unknown	Tungsten	CHINA
Chenzhou Diamond Tungsten	CFSI	Tungsten	CHINA	CID002513
China Alluter Technology (Shenzhen) Co.,Ltd.	Unknown	Tungsten	CHINA
China National Non-Ferrous & Jiangxi corporation limited	Unknown	Tungsten	CHINA
Chongyi Zhangyuan Tungsten Co., Ltd.	CFSI	Tungsten	CHINA	CID000258
Chunbao Carbide Science & Technology Co.,Ltd	Unknown	Tungsten	TAIWAN
COOKSON SEMPSA	Unknown	Tungsten	SPAIN
CWB Materials	Unknown	Tungsten	UNITED STATES
DaeguTec Ltd.	Unknown	Tungsten	KOREA, REPUBLIC OF
Dayu Jincheng Tungsten Industry Co., Ltd.	CFSI	Tungsten	CHINA	CID002518
Dayu Weiliang Tungsten Co., Ltd.	CFSI	Tungsten	CHINA	CID000345
Degutea	Unknown	Tungsten	KOREA, REPUBLIC OF
FIRST COPPER TECHNOLOGY CO.,LTD	Unknown	Tungsten	TAIWAN
Fujian Jinxin Tungsten Co., Ltd.	CFSI	Tungsten	CHINA	CID000499
Ganxian Shirui New Material Co., Ltd.	CFSI	Tungsten	CHINA	CID002531
Ganzhou Grand Sea W & Mo Company	Unknown	Tungsten	CHINA
Ganzhou Haichuang Tungsten Industry Co., Ltd.	Unknown	Tungsten	CHINA
GANZHOU HONGFEI W&Mo MATERIALS CO.,LTD.	Unknown	Tungsten	CHINA
Ganzhou Huaxing Tungsten Products Co., Ltd.	CFSI	Tungsten	CHINA	CID000875
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CFSI	Tungsten	CHINA	CID002315
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CFSI	Tungsten	CHINA	CID000868
Ganzhou Seadragon W & Mo Co., Ltd.	CFSI	Tungsten	CHINA	CID002494
Ganzhou Sinda W & Mo Co.,Ltd	Unknown	Tungsten	CHINA
GANZHOU TEJING TUNGSTEN & MOLYBDENUM CO.,LTD	Unknown	Tungsten	CHINA
Ganzhou Yatai Tungsten Co., Ltd.	CFSI	Tungsten	CHINA	CID002536
Gerard Daniel Worldw	Unknown	Tungsten	UNITED STATES
Global Tungsten & Powders Corp.	CFSI	Tungsten	UNITED STATES	CID000568
Golden Egret Special Allloy Coop.	Unknown	Tungsten	CHINA
Guangdong Guangzhou Guangshen Non-Ferrous Import & Export Co. Ltd.	Unknown	Tungsten	CHINA
Guangdong Xianglu Tungsten Industry Co., Ltd.	Unknown	Tungsten	CHINA

H.C. Starck GmbH	CFSI	Tungsten	GERMANY	CID002541
H.C. Starck Smelting GmbH & Co.KG	CFSI	Tungsten	GERMANY	CID002542
Heyuan carbide co., LTD	Unknown	Tungsten	CHINA
Hitachi Metals, Ltd.	Unknown	Tungsten	JAPAN
Hunan Chenzhou Mining Co., Ltd.	CFSI	Tungsten	CHINA	CID000766
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CFSI	Tungsten	CHINA	CID002579
Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CFSI	Tungsten	CHINA	CID002578
Hunan Chunchang Nonferrous Metals Co., Ltd.	CFSI	Tungsten	CHINA	CID000769
Huzhou Cemeted Carbide Works Imp. & Exp. Co	Unknown	Tungsten	CHINA
Hydrometallurg, JSC	CFSI	Tungsten	RUSSIAN FEDERATION	CID002649
Izawa Metal Co., Ltd	Unknown	Tungsten	JAPAN
Japan New Metals Co., Ltd.	CFSI	Tungsten	JAPAN	CID000825
JFE Steel Corporation	Unknown	Tungsten	JAPAN
Jiangsu Hetian Technological Material Co.,Ltd	Unknown	Tungsten	CHINA
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CFSI	Tungsten	CHINA	CID002551
Jiangxi Gan Bei Tungsten Co., Ltd.	CFSI	Tungsten	CHINA	CID002321
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CFSI	Tungsten	CHINA	CID002313
Jiangxi Richsea New Materials Co., Ltd.	Unknown	Tungsten	CHINA
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CFSI	Tungsten	CHINA	CID002318
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CFSI	Tungsten	CHINA	CID002317
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CFSI	Tungsten	CHINA	CID002535
Jiangxi Yaosheng Tungsten Co., Ltd.	CFSI	Tungsten	CHINA	CID002316
Jiangzi rare Earth metals Tungsten group	Unknown	Tungsten	CHINA
Jingxi Tungsten Co Ltd	Unknown	Tungsten	CHINA
Kennametal Fallon	CFSI	Tungsten	UNITED STATES	CID000966
Kennametal Firth Sterling	Unknown	Tungsten	UNITED STATES
Kennametal Huntsville	CFSI	Tungsten	UNITED STATES	CID000105
KYORITSU GOKIN CO., LTD.	Unknown	Tungsten	JAPAN
Luoyan Mudu Tungsten & Molybdenum Technology Co. Ltd.	Unknown	Tungsten	CHINA
Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	Unknown	Tungsten	CHINA
Malipo Haiyu Tungsten Co., Ltd.	CFSI	Tungsten	CHINA	CID002319
Maruichi Steel Tube Ltd	Unknown	Tungsten	JAPAN
Micro 100	Unknown	Tungsten	UNITED STATES
Midwest Tungsten Wire Co.	Unknown	Tungsten	UNITED STATES
MP Diffusion Trading Company	Unknown	Tungsten	BELGIUM
Nanchang Cemented Carbide Limited Liability Company	Unknown	Tungsten	CHINA
Niagara Refining LLC	CFSI	Tungsten	UNITED STATES	CID002589
NIHON SUPERIOR	Unknown	Tungsten	JAPAN
Ninghua Xingluokeng Tungsten Mine Co., Ltd.	Unknown	Tungsten	CHINA

NIPPON STEEL	Unknown	Tungsten	JAPAN
North American Tungsten	Unknown	Tungsten	CANADA
North American Tungsten Corporation Ltd	Unknown	Tungsten	UNITED STATES
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	CFSI	Tungsten	VIET NAM	CID002543
Pobedit, JSC	CFSI	Tungsten	RUSSIAN FEDERATION	CID002532
Saganoseki Smelter & Refinery	Unknown	Tungsten	JAPAN
Sandvik	Unknown	Tungsten	UNITED STATES
Sanher Tungsten Vietnam Co., Ltd.	CFSI	Tungsten	VIET NAM	CID002538
Sendi (Japan): Kyocera Corporation	Unknown	Tungsten	JAPAN
Sichuan Metals & Materials Imp & Exp Co	Unknown	Tungsten	CHINA
Sincemat Co, Ltd	Unknown	Tungsten	CHINA
Sumitomo	Unknown	Tungsten	CHINA
Sunaga Tungsten	Unknown	Tungsten	JAPAN
Sylham	Unknown	Tungsten	UNITED STATES
Taegutec	Unknown	Tungsten	KOREA, DEMOCRATIC PEOPLE'S REPUBLIC OF
Taicang City Nancang Metal Material Co., Ltd.	Unknown	Tungsten	CHINA
Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	Unknown	Tungsten	JAPAN
Tejing (Vietnam) Tungsten Co., Ltd.	CFSI	Tungsten	VIET NAM	CID001889
Toshiba Material Co., Ltd	Unknown	Tungsten	CHINA
Tosoh	Unknown	Tungsten	JAPAN
Triumph Northwest	Unknown	Tungsten	UNITED STATES
ugitech	Unknown	Tungsten	FRANCE
ULVAC, Inc.	Unknown	Tungsten	JAPAN
Vietnam Youngsun Tungsten Industry Co., Ltd.	CFSI	Tungsten	VIET NAM	CID002011
Voss Metals Company, Inc.	Unknown	Tungsten	UNITED STATES
Western Metal Materials Co.,ltd	Unknown	Tungsten	CHINA
Wolfram Company CJSC	Unknown	Tungsten	CHINA
Xiamen Carbide Ltd	Unknown	Tungsten	CHINA
Xiamen Golden Egret Speical Alloy Co., Ltd	Unknown	Tungsten	CHINA
Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	Unknown	Tungsten	CHINA
Xiamen Tungsten (H.C.) Co., Ltd.	CFSI	Tungsten	CHINA	CID002320
Xiamen Tungsten Co., Ltd.	CFSI	Tungsten	CHINA	CID002082
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CFSI	Tungsten	CHINA	CID002095
Zhangzhou Chuen Bao Apt Smeltery Co., Ltd	Unknown	Tungsten	CHINA

Our efforts to determine the mine or location of origin of the 3TG used in our products consisted of the due diligence measures described in this report. In particular, because independent third party audit programs validate whether sufficient evidence exists regarding country, mine and/or location of origin of the 3TG that the audited smelter or refiner facilities have processed, we relied on the information made available by such programs for the smelters and refiners in our supply chain. We were unable to ascertain the country of origin and/or chain of custody of all necessary 3TG processed by these facilities because, for this reporting period, certain smelter and refiner facilities had not yet received a "conflict free" designation from an independent third party audit program.

Planned Steps to Improve Due Diligence

We intend to take the following steps to improve our due diligence program:

1.

Continue to work with suppliers to collect a complete list of smelters within Spartan Motor’s supply chain by providing direction to reference the CFSI list of smelters when completing their CMRT report.

2.	Provide education materials to suppliers annually that include instructions and any updates when completing their CMRT reports.
3.	Continue to implement and improve our supplier engagement program by providing feedback and suggestions when CMRT reports are accepted with comments or rejected.
4.

Requiring suppliers to submit CMRT responses directly to our third – party software & consulting Conflict Minerals platform (IPoint) versus emailing these to Spartan Motors Inc. This will help ensure all CMRT’s are processed consistently in the same manner.

5.	Focus on increased response rates from Electronic component suppliers through the CMRT process.